UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

HANOVER BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

80 East Jericho Turnpike

Mineola, New York 11501

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Tuesday, March 5, 2024

NOTICE IS HEREBY GIVEN that an Annual Meeting (the “Annual Meeting”) of the holders of shares of common stock of Hanover Bancorp, Inc. (the “Company”), the holding company for Hanover Community Bank (the “Bank”), will be held virtually on Tuesday, March 5, 2024, at 9:00 A.M., Eastern Time, for the purpose of considering and voting upon the following matters, all of which are more completely set forth in the accompanying Proxy Statement:

1.	The election of three (3) directors to the Company’s Board of Directors, each to serve for the term described in the accompanying Proxy Statement;

2.	To approve a change in our state of incorporation from New York to Maryland by means of merger of the Company with and into a newly formed, wholly-owned subsidiary Maryland corporation (we sometimes refer to such reincorporation merger herein as the “Reincorporation”);

3.	To approve, as part of the Reincorporation, the adoption of an amendment to the Maryland charter that provides the board of directors the ability to increase or decrease the number of authorized shares and the number of shares of any class or series of the Company’s capital stock without shareholder action;

4.	To ratify the appointment of Crowe LLP as the Company’s independent registered public accountants for the next (2024) fiscal year; and

5.	Such other business as may properly come before the Annual Meeting.

Holders of shares of common stock of record at the close of business on January 23, 2024 will be entitled to vote at the Annual Meeting or any postponement or adjournment thereof.

This year's Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast. You will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting http://meetnow.global/MH6SFZ9. You also will be able to vote your shares online by participating in the Annual Meeting webcast. To participate in the Annual Meeting, you will need to review the information included on your proxy card. Because the Annual Meeting is virtual and being conducted via live webcast, shareholders will not be able to attend the Annual Meeting in person. Details regarding how to participate in the meeting online and the business to be conducted at the meeting are more fully described in the accompanying Proxy Statement.

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You are requested to fill in, sign, date and return the enclosed proxy promptly, regardless of whether you expect to participate in the Annual Meeting.  A postage-paid return envelope is enclosed for your convenience.

BY ORDER OF THE BOARD OF DIRECTORS

Michael P. Puorro
Chairman & Chief Executive Officer

Mineola, New York

February 9, 2024

IMPORTANT-PLEASE VOTE YOUR PROXY PROMPTLY

You are urged to vote your Proxy promptly so that there may be sufficient representation at the Annual Meeting.

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HANOVER BANCORP, INC.

PROXY STATEMENT FOR

Annual Meeting OF SHAREHOLDERS

TO BE HELD ON MARCH 5, 2024

This Proxy Statement is being furnished to shareholders of Hanover Bancorp, Inc. (the “Company”), the holding company for Hanover Community Bank (the “Bank”), in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held on March 5, 2024, at 9:00 A.M., Eastern Time. We are holding our Annual Meeting via live webcast. Because the Annual Meeting is virtual and being held via live webcast, shareholders will not be able to attend the Annual Meeting in person, but may participate by joining the live webcast. Please go to:

http://meetnow.global/MH6SFZ9

to participate in the Annual Meeting. Any shareholder may participate and listen to the live webcast of the Annual Meeting over the internet at such site. Shareholders of record as of January 23, 2024 may vote and submit questions either in advance of, or while participating in, the Annual Meeting. To participate in the Annual Meeting, you will need to review the information included on your proxy card. The webcast starts at 9:00 A.M., Eastern Time. We encourage you to access the meeting prior to the start time. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log-in page.

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to participate in the Annual Meeting virtually on the internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to participate in the Annual Meeting virtually on the internet. To register to participate in the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Hanover holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 P.M., Eastern Time, on February 29, 2024. You will receive confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us at the following:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:

Computershare
Hanover Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

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About the Annual Meeting

Why have I received these materials?

The accompanying proxy, being mailed to shareholders on or about February 9, 2024, is solicited by the Board of Directors of Hanover Bancorp, Inc. (referred to throughout this Proxy Statement as the "Company" or "we") in connection with an Annual Meeting of Shareholders that will take place on March 5, 2024.  You are cordially invited to attend the Annual Meeting via live webcast and are requested to vote on the proposals described in this Proxy Statement.

Who is entitled to vote at the Annual Meeting?

Holders of common stock of the Company as of the close of business on January 23, 2024, will be entitled to vote at the Annual Meeting.  On January 23, 2024, there were outstanding and entitled to vote 7,379,404 shares of common stock, each of which is entitled to one vote with respect to each matter to be voted on at the Annual Meeting.

How do I vote my shares at the Annual Meeting?

If you are a shareholder of “record” of common stock (that is, if you hold common stock in your own name in the Company’s stock records), you may complete and sign the accompanying proxy card and return it to Computershare, vote online in advance of the meeting, or participate in the virtual Annual Meeting and vote online during the meeting.

If you hold your shares in “street name,” i.e., through a broker or other custodian, you must follow the voting instructions provided to you by your broker or custodian.

Can I change my vote after I vote my proxy card?

Yes.  After you have submitted a proxy, you may change your vote at any time before the proxy is exercised by submitting a notice of revocation or a proxy bearing a later date.  You may change your vote either by submitting a proxy card prior to the date of the Annual Meeting, voting again online, or, if you are a holder of “record” of the common stock, by participating in the virtual Annual Meeting and voting online during the meeting.

What constitutes a quorum for purposes of the Annual Meeting?

The presence at the Annual Meeting, by participating online in the virtual Annual Meeting, or by submitting proxies, of the holders of a majority of the voting power of all outstanding shares of common stock entitled to vote shall constitute a quorum for the transaction of business.  Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by shareholders will be treated as present at the meeting for purposes of determining a quorum.

What vote is required to adopt the proposals at the Annual Meeting?

Directors will be elected by a plurality of the votes cast at the Annual Meeting. The proposal with respect (i) the Reincorporation, and (ii) the adoption of an amendment to the Maryland Articles of Incorporation that provides the board of directors the ability to increase or decrease the number of authorized shares and the number of shares of any class or series of the Company’s capital stock without shareholder action, hereinafter the “Maryland Articles Amendment” each requires the affirmative vote of a majority of the votes of the shares entitled to vote thereon. The nonbinding resolution with respect to the ratification of the appointment of the independent registered public accountants, requires the affirmative vote of a majority of the votes cast at the Annual Meeting by shares represented online or by proxy. Any other business will be approved by the vote of a majority of the shares voting at the meeting. Management is not aware of any other business to be conducted at the Annual Meeting.

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How does the Board recommend that I vote my shares?

Unless you give other instructions on your proxy card, the persons named as proxies on the card will vote in accordance with the recommendations of the Board of Directors.  The Board's recommendations are set forth together with the description of the proposal in this Proxy Statement. For the reasons discussed below, the Board recommends a vote FOR the election of each of the directors nominated herein, FOR the Reincorporation, FOR the adoption of the Maryland Articles Amendment, and FOR ratification of the appointment of Crowe LLP as the Company’s independent registered public accountants for the next fiscal year.

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion in the best interest of the Company.  At the date of this Proxy Statement, the Board of Directors had no knowledge of any business other than that described in this Proxy Statement that would be presented for consideration at the Annual Meeting.

Who will bear the expense of soliciting proxies?

The Company will bear the cost of soliciting proxies.  In addition to the solicitation by mail, proxies may be solicited personally or by telephone, facsimile or electronic transmission by our employees.  We may reimburse brokers holding common stock in their names or in the names of their nominees for their expenses in sending proxy materials to the beneficial owners of such common stock.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a shareholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

The online meeting will begin promptly at 9:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

Why are you holding a virtual meeting instead of a physical meeting?

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our shareholders and the Company. We believe that hosting a virtual meeting will enable more of our shareholders to attend and participate in the meeting since our shareholders can participate from any location around the world with Internet access.

What if I have trouble accessing the Annual Meeting virtually?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call Local 1-888-724-2416 or International +1-781-575-2748.

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PROPOSAL 1 - ELECTION OF DIRECTORS

The Certificate of Incorporation and Bylaws of the Company provide that the number of Directors shall not be less than one (1) and permit the exact number to be determined from time to time by the Board of Directors.  There are currently nine (9) members of our Board of Directors. Our Bylaws provide for a Board of Directors divided into three (3) classes.  For 2024, there are three (3) nominees for Director. There are no arrangements or understanding between any director, or nominee for directorship, pursuant to which such director or nominee was selected as a director or nominee.

The Board of Directors of the Company has nominated for election to the Board of Directors the persons named below, each of whom currently serves as a member of the Board.  If elected, each will serve a term of three years, and until his or her replacement has been duly elected and qualified.  The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve if elected.

The following table sets forth the names, ages, principal occupations, and business experience for all directors, including the nominees, as well as their prior service on the Board, if any.  Unless otherwise indicated, principal occupations shown for each Director have extended for five or more years.

NOMINEES FOR ELECTION

Name and Position with the Company	Age	Principal Occupation for Past Five Years	Term of Office Since – Expires (1)
Varkey Abraham, Director	70	Owner of Shoe Wholesale/Retail Company and Real Estate Investor	2008 – 2024
Ahron H. Haspel, Director	80	Attorney and Certified Public Accountant, Retired Partner of the law firm of Jones Day and KPMG, LLP	2012 – 2024
Robert Golden, Director	60	Founder and CEO of TREO Brands and President of Golden Properties Group LLC	2014 – 2024

DIRECTORS WHOSE TERMS CONTINUE BEYOND THE 2023 ANNUAL MEETING

Name and Position with the Company	Age	Principal Occupation for Past Five Years	Term of Office Since – Expires (1)
Michael P. Puorro, Chairman and CEO	64	Chairman and CEO of the Company and the Bank	2012 – 2025
Metin Negrin, Director	57	Founder, Owner and President of Lexin Capital, a real estate investment, redevelopment and management company, Former Chairman of Savoy Bank	2021 – 2025
Elena Sisti, Director	68	Managing Partner of Durel Associates, AGEM LLC, and Riviera Development Corporation, real estate investment and management companies in New Jersey, Founder and Former Director of Savoy Bank	2021 – 2025
Michael Katz, Director	85	Physician, Former President of Ear Nose and Throat Associates of New York, P.C.	2012 – 2026
John R. Sorrenti, Director	73	Architect, Founder and President of JRS Architect, P.C.	2012 – 2026
Philip Okun, Director	69	Former President of Polimeni International and President of Skyline Management; Founding Partner of Realty Connect USA, LLC	2008 – 2026

(1)	Includes service on the Bank’s Board of Directors

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There are no arrangements between any of our directors and any other individuals pursuant to which any director was selected as a director. No director is related to any other director or executive officer by blood, marriage, or adoption. No director is also a director of a company having a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, except for Ahron H. Haspel, who serves as a Trustee of the North European Oil Royalty Trust.

The Company encourages all directors to participate in the Company’s Annual Meeting. Each then current member of the Company’s Board of Directors participated in the Company’s 2023 virtual Annual Meeting of Shareholders with the exception of Messrs. Abraham, Golden, Katz, and Negrin.

Required Vote

IN ORDER TO BE ELECTED TO A TERM ON THE BOARD OF DIRECTORS, DIRECTORS MUST RECEIVE THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING. SEE “WHAT VOTE IS REQUIRED TO ADOPT THE PROPOSALS AT THE ANNUAL MEETING?” ABOVE.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE NOMINEES SET FORTH ABOVE.

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CERTAIN INFORMATION ABOUT THE BOARD OF DIRECTORS

The following is a brief discussion of the business and banking background and experience of our directors for at least the past five years. With respect to directors, the biographies also contain information regarding the person’s experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a director. Unless otherwise indicated, senior officers have held their positions for the past five years.

Michael P. Puorro, Chairman and Chief Executive Officer — Mr. Puorro has over thirty-five years of banking experience, with over thirty years as a senior executive. Prior to joining Hanover, Mr. Puorro was the Co-Chairman and President of Madison National Bancorp, Inc. and Madison National Bank where he was a leading member of Madison’s entrepreneurial founding group and executive management team. Prior to this, Mr. Puorro served as Executive Vice President and Chief Financial Officer of New York Community Bancorp, Inc. and as Executive Vice President and Chief Financial Officer of Roslyn Bancorp, Inc. Mr. Puorro is a former Board member of the New York Bankers Association. Mr. Puorro earned a Bachelor of Business Administration degree in Accounting from Dowling College’s School of Professional Accountancy, and in addition to being a Certified Public Accountant, is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. In May 2012, Mr. Puorro received an Honorary Doctorate Degree in Human Letters from Dowling College. Through his business contacts in our market, Mr. Puorro has been able to attract customers and investors, and his financial expertise is of great value to the Board. In addition, as our senior executive officer, his insight on our operations is invaluable to the Board.

Robert Golden, Lead Independent Director — Mr. Golden is the Founder and CEO of TREO Brands, an innovative beverage company focused on plant-based hydration. Mr. Golden is also President of Golden Properties Group LLC which is an active investor in commercial office buildings and retail and residential properties in New York City and the surrounding areas, as well as throughout the Midwest. Prior to forming Golden Properties Group LLC, Mr. Golden was the owner of one of the largest cleaning and security companies in New York (Golden Mark). His company serviced mainly large office buildings and financial institutions. Mr. Golden is on the Board of Directors for Volunteers of America in New York, he is currently on the Nassau County Police Department Foundation Advisory Board, and is also a contributor to many charitable organizations. Mr. Golden attended the University of Bridgeport. Through his business activities, Mr. Golden has a strong sense of business conditions in our market that is invaluable to the Board

Varkey Abraham, Director — Mr. Abraham is a founding director of Hanover Community Bank. Mr. Abraham is the principal owner and Chief Executive Officer of the Eric’s Shoe Stores chain in the United States, Abraham and Sons Leather Company and VA Smith Shoe Company International. Further, Mr. Abraham is a real estate investor, serves as Chairman of the Pravasi television channel. Mr. Abraham is the former two-term President of the Indo-American Malayalee Chamber of Commerce and also served as a Sabha Council Member for Saint Thomas Mar Thoma Church.  Mr. Abraham brings to the Board significant management expertise and leadership skills, as well as insight into the experience of locally owned businesses.

Ahron H. Haspel, Director — Mr. Haspel is an active investor and an attorney and CPA specializing in the tax area. He retired from Jones Day in January 2011 where he served as a partner specializing in the corporate tax and mergers and acquisitions area. Prior to joining Jones Day in February 2005, Mr. Haspel was a partner at KPMG and served on its Board of Directors and in a number of leadership positions. While on the Board of KPMG, Mr. Haspel served on the firm’s Audit, Compensation and Strategic Planning Committees. Mr. Haspel serves as a member of the Board and Trustee of North European Oil Royalty Trust (NRT) a New York Stock Exchange listed company and serves as Chairman of NRT’s Audit and Compensation Committees. Mr. Haspel is a qualified audit committee financial expert for SEC purposes. He earned a Bachelor of Science degree in Accounting from Long Island University, his Juris Doctor from Brooklyn Law School and his LLM degree in Taxation from New York University School of Law. He is a Certified Public Accountant and a member of the New York Bar. He is also a member of the Board of a number of philanthropic organizations. Mr. Haspel’s extensive legal and accounting background and understanding of finance, and experience with public companies, proves invaluable to the Board.

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Michael Katz, Director — Dr. Katz is an active financial institution investor and highly experienced and accomplished board-certified otolaryngologist. Dr. Katz has been in practice with Ear, Nose, and Throat Associates of New York, P.C. since 1969. For over 35 years, he served as President of the group practice which is one of the largest multi-specialty practices of its kind with offices located throughout Queens, Nassau, Suffolk, and the Bronx. While serving as President, Dr. Katz oversaw a growing practice of over 200 employees in multiple locations including over 30 physicians and physician assistants/nurse practitioners, specializing in otolaryngology, allergy & immunology, facial plastic and reconstructive surgery, audiology, sleep disorders and speech and swallowing disorders. Dr. Katz earned his undergraduate degree from Columbia University and his medical degree from the State University of New York, Downstate. He went on to complete general surgery training at Kings County Hospital in New York and then did his residency in otolaryngology at Manhattan Eye, Ear and Throat Hospital. He is board certified by the American Board of Otolaryngology. Dr. Katz was Chief of Ear, Nose and Throat (“ENT”) at Flushing Hospital and was previously Chief of ENT at New York Hospital Medical Center of Queens. Apart from the medical field, Dr. Katz serves as Co-Chairman of the Fisher Island Condo Board #2, is highly active in environmental issues and is a large contributor to the UJA-Federation of NY. Dr. Katz’s business development capabilities in the Long Island marketplace led the Board to conclude that Dr. Katz should serve as a director.

Metin Negrin, Director — Mr. Negrin is the Founder and President of Lexin Capital, a private investment, development and management company that manages its own capital along with that of a global client base and makes direct investments in real estate. The firm has real estate investments in New York City as well as Florida, Maryland, Arizona and Mexico. Mr. Negrin was also the Chairman of Savoy Bank prior to its acquisition by Hanover. In addition, Mr. Negrin is the President of the Board of the Allen-Stevenson School, a boys Kindergarten-8 day school of 400 students on the Upper East Side of Manhattan, as well as Treasurer and Executive Committee Board Member of the American Turkish Society. A graduate of Deutsche Schule High School in Istanbul, Mr. Negrin holds a BS in Economics and an MBA in Finance from NYU Stern School of Business. Mr. Negrin’s management and business experience led the Board to conclude that Mr. Negrin should serve as a director.

Philip Okun, Director — Mr. Okun is a founding director of Hanover Community Bank. Additionally, he has been Chairman of the Loan Committee since the Bank’s inception. Mr. Okun has worked in the commercial real estate industry for more than 30 years. As President of Polimeni International, Mr. Okun was responsible for the Company’s development program in Poland, having completed numerous shopping centers throughout the country. As President of its affiliate company, Skyline Management Corp., he was responsible for the management of a three-million square foot portfolio of office buildings and shopping centers on Long Island and the east coast. Further, his experience includes redevelopment, leasing, financing, and brokerage. Mr. Okun is a founding partner of Realty Connect USA, LLC. Realty Connect currently has over 800 sales agents in 14 offices on Long Island and Queens. Mr. Okun is a licensed real estate broker in New York and Florida. He is author of the book “Make Money on Main Street” and a licensed sea captain. Mr. Okun earned a Bachelor of Arts degree in education from Fairleigh Dickinson University. Mr. Okun’s experience in the commercial real estate market led the Board to conclude that Mr. Okun should serve as a director.

Elena Sisti, Director — Ms. Sisti was the founder and Chairperson Emeritus of Savoy Bank, only the second New York bank established by a woman. Ms. Sisti founded Savoy Bank following a 25-year career at Citibank, and she remained as a Board member of Savoy until its acquisition by Hanover. Ms. Sisti is the Managing Partner of a New Jersey based real estate investment and management firm started by her family. She received a B.A. in Economics from Barnard College, Columbia University. Ms. Sisti immigrated to the United States in 1963 from Caracas, Venezuela. Ms. Sisti’s experience in banking and financial services, along with her knowledge of our local community will assist us as we continue to grow.

John R. Sorrenti, Director — Mr. Sorrenti, FAIA, is Founder and President of JRS Architect, P.C., a full service architectural, interior design and preservation firm serving the greater New York City region. Mr. Sorrenti has served on many committees both for the American Institute of Architects (AIA) and the National Council of Architectural Registration Board (NCARB). In 1989, Mr. Sorrenti served as President of the AIA Long Island Chapter, served as the New York State President in 1994 and in 1997, he served as the National Vice President. He also served as Regional Director for NCARB’s National Board. Mr. Sorrenti chaired the AIA/College of Fellows’ Regional Representative Program nationally for six years and in 2016 was the Chancellor for the College of Fellows. He remains on the New York State Education Board of Architecture as an Extended Member, previously serving as Chair. He is currently the Chair of North Hempstead’s Landmarks Commission. In 1996, Mr. Sorrenti received his Fellowship from the American Institute of Architects which only 3% of the AIA membership have achieved. In 1991, Mr. Sorrenti helped to form the guidelines for the Americans with Disabilities Act (ADA) and in 1993 assisted with the New York City ADA Code. In 2008, Mr. Sorrenti was presented with the Lifetime Achievement Award from the AIA Long Island Chapter and in 2017 received their Community Service Honor Award. Mr. Sorrenti earned a Bachelor of Architecture degree from New York Institute of Technology (NYIT), a Masters in Architecture from Ohio University, and an MBA from NYIT. Mr. Sorrenti provides the Board with significant leadership and managerial experience, particularly from the perspective of a locally based business enterprise.

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Diversity Statement

Although we have not adopted a formal policy on diversity, the Board considers diversity when selecting candidates for Board service. When the Board determines there is a need to fill a director position, we begin to identify qualified individuals for consideration. We seek individuals that possess skill sets that a prospective director will be required to draw upon in order to contribute to the Board, including professional experience, education, and local knowledge. While education and skills are important factors, we also consider how candidates will contribute to the overall balance of the Board, so that we will benefit from directors with different perspectives, varying viewpoints and wide-ranging backgrounds and experiences. We view and define diversity in its broadest sense, which includes gender, ethnicity, education, experience and leadership qualities.

[Remainder of Page Intentionally Blank]

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As part of these efforts to promote corporate social responsibility, the following graphics summarize certain demographic characteristics of the Board of Directors:

Total Number of Directors: Nine (9)

PART 1 – Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Number of Directors	1	8
PART II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
South Asian		1
Hispanic or Latino	1
Native Hawaiian or Pacific Islander
Caucasian / White		6
Two or more Races or Ethnicities		1
LGBTQ+
Did Not Disclose Demographic Background

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Security Ownership of Management

The following table sets forth information as of January 12, 2024 regarding the number of common shares beneficially owned by all directors, executive officers described and by all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the nominee living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the Director or executive officer can vest title in themselves at once or within sixty (60) days. Beneficially owned shares also include shares over which the named person has sole or shared voting or investment power, shares owned by corporations controlled by the named person, and shares owned by a partnership in which the named person is a partner.

Name	Number of Shares Beneficially Owned		Percentage of Class
Directors
Michael P. Puorro	337,828	(1)	4.55%
Varkey Abraham	53,964	(2)	0.73%
Robert Golden	463,921	(3)	6.31%
Ahron H. Haspel	68,318	(4)	0.93%
Michael Katz	248,287	(5)	3.38%
Metin Negrin	233,607	(6)	3.18%
Philip Okun	40,467	(7)	0.55%
Elena Sisti	146,029	(8)	1.99%
John R. Sorrenti	42,169	(9)	0.57%

Executive Officers
Lance P. Burke	19,201	(10)	0.26%
Kevin Corbett	20,818	(11)	0.28%
Joseph F. Burns	8,000	(12)	0.11%
Lisa A. DiIorio	20,319	(13)	0.28%
John P. Vivona	3,000	(14)	0.04%
McClelland Wilcox	118,316	(15)	1.60%

All Executive Officer and Directors as a Group (15 persons)	1,824,244		24.76%

(1)	Includes 71,840 vested options to purchase shares of Hanover’s common stock. Also includes 38,132 shares of restricted stock subject to future vesting but as to which voting may currently be directed.
(2)	Includes 3,217 vested options to purchase shares of Hanover’s common stock. Also includes 6,921 shares of restricted stock subject to future vesting but as to which voting may currently be directed.
(3)	Includes 10,000 vested options to purchase shares of Hanover’s common stock. Also includes: (i) 6,921 shares of restricted stock subject to future vesting but as to which voting may currently be directed, (ii) 340,230 shares held by certain trusts, of which the beneficiary or trustee is Mr. Golden and his family members, and (iii) 52,771 shares held by a limited liability company which Mr. Golden controls.
(4)	Includes 8,139 vested options to purchase shares of Hanover’s common stock. Also includes (i) 6,921 shares of restricted stock subject to future vesting but as to which voting may currently be directed and (ii) 39,673 shares held by a limited liability company which Mr. Haspel controls.
(5)	Includes 7,057 vested options to purchase shares of Hanover’s common stock. Also includes 6,921 shares of restricted stock subject to future vesting but as to which voting may currently be directed and 96,760 shares held by various trusts.

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(6)	Includes 6,587 shares of restricted stock subject to future vesting but as to which voting may currently be directed.
(7)	Includes 8,139 vested options to purchase shares of Hanover’s common stock. Also includes 6,921 shares of restricted stock subject to future vesting but as to which voting may currently be directed.
(8)	Includes 6,587 shares of restricted stock subject to future vesting but as to which voting may currently be directed.
(9)	Includes 6,921 shares of restricted stock subject to future vesting but as to which voting may currently be directed.
(10)	Includes 12,136 shares of restricted stock subject to future vesting but as to which voting may currently be directed.
(11)	Includes 9,649 shares of restricted stock subject to future vesting but as to which voting may currently be directed.
(12)	Includes 8,000 shares of restricted stock subject to future vesting but as to which voting may currently be directed.
(13)	Includes 6,000 vested options to purchase shares of Hanover’s common stock. Also includes 4,106 shares of restricted stock subject to future vesting but as to which voting may currently be directed.
(14)	Includes 3,000 shares of restricted stock subject to future vesting but as to which voting may currently be directed.
(15)	Includes 42,000 vested options to purchase shares of Hanover’s common stock. Also includes 26,760 shares of restricted stock subject to future vesting but as to which voting may currently be directed.

Security Ownership of Certain Beneficial Owners

The following table sets forth information as of January 12, 2024, with respect to the beneficial ownership of Hanover Bancorp, Inc. Common Stock by each person or group of persons, other than members of the Board of Directors or management of the Company, known to the Company to be the beneficial owner of more than five percent (5%) of Hanover Bancorp, Inc. voting stock. There are no shareholders other than those set forth below of whom the Company is aware that beneficially own 5% or more of the Common Stock of the Company.

Name of Beneficial Owner of More Than 5% of the Common Stock	Number of Shares Beneficially Owned	Percent of Class
Castle Creek Capital Partners VIII, L.P. (1)	707,500	9.90%
Aurum Holdings Inc. dba Muthoot Holdings Inc. (2)	443,481	6.20%
AllianceBernstein L.P. (3)	395,162	5.50%

(1)	All information regarding the number of shares beneficially owned and the percent of ownership by Castle Creek Capital Partners VIII, L.P. was obtained from the 13G filed with the U.S. Securities and Exchange Commission on February 13, 2023. The address of Castle Creek Capital Partners VIII, L.P. is 11682 El Camino Real, Suite 320, San Diego, CA 92130.

(2)	All information regarding the number of shares beneficially owned and the percent of ownership by Aurum Holdings Inc. dba Muthoot Holdings Inc. was obtained from the 13G filed with the U.S. Securities and Exchange Commission on February 10, 2023. The address of Muthoot Holdings Inc. is 9710 Stirling Road, Cooper City, FL 33024.

(3)	All information regarding the number of shares beneficially owned and the percent of ownership by AllianceBernstein L.P. was obtained from the 13G filed with the U.S. Securities and Exchange Commission on February 14, 2023. The address of AllianceBernstein L.P. is 1345 Avenue of the Americas, New York, NY 10105.

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Board of Directors; Independence; Committees

The Board of Directors held a total of thirteen (13) meetings in the year ended September 30, 2023. The Company’s policy is that all Directors make every effort to attend each meeting. For the year ended September 30, 2023, each of the Company’s Directors attended at least 75% of the aggregate number of meetings of the Board of Directors and Board committees on which the respective Directors served.

Independence

A majority of the Board consists of individuals who are “independent” under the NASDAQ listing standards. Mr. Michael P. Puorro, our Chairman and CEO, is the only member of our Board who is not independent. In reaching this conclusion, the Board took into account the fact that several members of the Board conduct banking transactions with the Bank. These transactions are in accordance with Federal law and regulation and do not involve risk or beneficial terms beyond those involved in transactions between the Bank and third-party customers.

In addition, the Board took into account certain transactions between the Bank and entities affiliated with Mr. Sorrenti. Specifically, Mr. Sorrenti is the principal of JRS Architect, P.C. JRS Architect, P.C., was retained by the Bank to provide design and architectural services in connection with renovations to the Bank’s new Hauppauge, New York, branch and related back office space. Fees paid by the Bank to JRS Architect, P.C. for this engagement during fiscal 2023 totaled approximately $77,000. In determining that the engagement of JRS Architect, P.C., did not impair Mr. Sorrenti’s independence, the Board took into account the amount of the fees paid to JRS Architect, P.C., compared to its total revenues, as well as the nature of the services rendered by JRS Architect, P.C., which are not advisory and did not involve access to sensitive Company information or strategic decision making.

Shareholders wishing to communicate directly with the independent members of the Board of Directors may send correspondence to Hanover Bancorp, Inc., Attn: Robert Golden, Lead Independent Director, 80 East Jericho Turnpike, Mineola, New York 11501.

Committees of Our Board of Directors

Audit Committee.   We maintain an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee is responsible for the selection of the independent registered public accounting firm for the annual audit and to establish, and oversee the adherence to, a system of internal controls. The Audit Committee reviews and accepts the reports of our independent auditors and regulatory examiners. The Audit Committee arranges for an annual audit through the independent registered public accounting firm, evaluates and implements the recommendations of the auditors as well as interim audits performed by our outsourced internal auditors, receives all reports of examination by bank regulatory agencies, analyzes such regulatory reports, and reports to the Board the results of its analysis of the regulatory reports. The Audit Committee met 7 times during the fiscal year ended September 30, 2023. The Board of Directors has adopted a written charter for the Audit Committee which is available on our website at www.hanoverbank.com.  The Audit Committee currently consists of Directors Ahron H. Haspel (Chair), Michael Katz, Metin Negrin, Philip Okun, and Elena Sisti, all of whom are “independent” under the Nasdaq listing standards and meet the independence standards of the Sarbanes-Oxley Act. The Board has determined that Ahron H. Haspel, a member of Audit Committee, qualifies as an “audit committee financial expert” under the Rules of the Securities and Exchange Commission.

Compensation Committee.   The Compensation Committee consists of Directors Metin Negrin (Chair), Robert Golden, Ahron H. Haspel, Michael Katz, and Philip Okun. Each member of the Compensation Committee is independent, as such term is defined in the Nasdaq listing standards. The Compensation Committee is responsible for administering the Company’s equity compensation plans, for establishing the compensation of the Company’s Chairman and Chief Executive Officer and for the Board of Directors, and for recommending to the Board the compensation of the other executive officers. The Compensation Committee also establishes policies and monitors compensation for the Company’s employees in general. While the Compensation Committee may, and does in fact, delegate authority with respect to the compensation of employees in general, the Compensation Committee retains overall supervisory responsibility for employee compensation. With respect to executive compensation, the Compensation Committee receives recommendations and information from senior staff members, as well as outside compensation consultants, regarding issues relevant to determinations made by the Compensation Committee. Mr. Puorro participates in Committee deliberations regarding the compensation of other executive officers but does not participate in deliberations regarding his own compensation. The Compensation Committee does not delegate its authority regarding compensation. In fiscal 2023, the Compensation Committee met 2 times. The Board of Directors has adopted a written charter for the Compensation Committee which is available on our website at www.hanoverbank.com.

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Consultants

The Compensation Committee recognizes that it is essential to receive objective advice from an outside compensation consultant. Currently, the Compensation Committee utilizes Meridian Compensation Partners, LLC (“Meridian”) as its independent compensation consultant. Meridian reports directly to the Compensation Committee and attends meetings as requested. The Compensation Committee has assessed Meridian’s independence relative to the Nasdaq listing standards and determined that there are no conflicts of interest. The Compensation Committee also closely examines the safeguards and steps Meridian takes to ensure that its executive compensation consulting services are objective. The Compensation Committee takes into consideration that:

●	The Compensation Committee directly hired and has the authority to terminate Meridian’s engagement;
●	The Compensation Committee solely determined the terms and conditions of Meridian’s engagement, including the fees charged;
●	Meridian and its consultants have direct access to members of the Compensation Committee during and between meetings;
●	Meridian does not provide any other services to the Company, the Bank, its directors or executives; and
●	Interactions between Meridian and its consultants and management generally are limited to discussions on behalf of the Compensation Committee and information presented to the Compensation Committee for approval.

Nominating and Corporate Governance Committee.   We have a Nominating and Corporate Governance Committee (“NCG”) consisting of Directors Ahron H. Haspel (Chair), Varkey Abraham, Robert Golden, Michael Katz, and Philip Okun. Each member of the NCG is independent, as such term is defined in the Nasdaq listing standards. The Board of Directors has adopted a written charter for the NCG which is available on our website at www.hanoverbank.com. The NCG has responsibility for identifying and evaluating candidates for director and recommending the nomination of directors to the full Board. This Committee:

•	Reviews and assesses the adequacy of our corporate governance guidelines, personal codes of conduct and related internal policies and guidelines; and
•	Assists the Board in interpreting and applying corporate governance guidelines and recommends any proposed changes to the Board of Directors for approval.

The Company’s Bylaws describe procedures for nominations to be submitted by shareholders and other third-parties, other than for candidates who have previously served on the Board or who are recommended by the Board. The Company’s Bylaws state that to be timely, a shareholder’s notice shall be delivered to, or mailed and received by, the Secretary of the Company at the principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting of shareholders; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 70 days after such anniversary date, then to be timely such notice must be received no earlier than 120 days prior to such annual meeting and no later than the later of 70 days prior to the date of the meeting or the 10th day following the day on which public announcement of the date of the meeting was first made. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. Such shareholder's notice shall set forth: (i) as to each person whom such shareholder proposes to nominate for election or re-election as a director, all information relating to such person that would indicate such person's qualifications, and such information that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, (including such person's written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected), and (ii) as to the shareholder giving the notice (x) the name and address, as they appear on our books, of such shareholder, and (y) the class and number of shares of the Company’s capital stock that are beneficially owned by such shareholder.

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Candidates to serve on the Board will be identified from all available sources, including recommendations made by shareholders. The Nominating and Corporate Governance Committee charter provides that there will be no differences in the manner in which the NCG Committee evaluates nominees recommended by shareholders and nominees recommended by the NCG Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board.

Third Party Recommendations

In connection with the 2024 Annual Meeting, the NCG Committee did not receive any nominations from any shareholder or group of shareholders that owned more than 5% of the Company’s common stock for at least one year.

The NCG Committee met 4 times during fiscal 2023.

Compensation Committee Interlocks and Insider Participation

There are no Compensation Committee “interlocks,” which generally means that no executive officer of the Company or the Bank served as a director or member of the compensation committee of another entity, one of whose executive officers serves as a director or member of the Compensation Committee.

Code of Ethics

The Board of Directors has adopted a Code of Ethics governing our Chief Executive Officer and senior financial officers, as required by the Sarbanes-Oxley Act and SEC regulations, as well as the Board of Directors and other senior members of management. Our Code of Ethics governs such matters as conflicts of interest, use of corporate opportunity, confidentiality, compliance with law and the like. Our Code of Ethics is available on our website at www.hanoverbank.com.

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Board Leadership; Lead Independent Director

The Board of Directors has appointed Mr. Puorro as our Chief Executive Officer and Chairman of the Board. The Board believes that the combination of these two roles provides more consistent communication and coordination throughout the organization, which results in a more effective and efficient implementation of corporate strategy and is important in unifying our strategy behind a single vision. Our Board has also appointed Mr. Robert Golden, an independent director, to serve as Lead Independent Director of the Board. As Lead Independent Director, Mr. Robert Golden presides over all Board meetings when the Chairman is not present and presides over meetings of the non-management directors held in executive session. The Lead Independent Director has the responsibility of meeting and consulting with the Chairman and Chief Executive Officer on Board and committee meeting agendas, acting as a liaison between management and the non-management directors, including maintaining frequent contact with the Chairman and Chief Executive Officer and advising him on the efficiency of the Board meetings, and facilitating teamwork and communication between the non-management directors and management.

Risk Oversight

Risk is an inherent part of the business of banking. Risks faced by Hanover Bank include credit risk relating to its loans and interest rate risk related to its entire balance sheet. The Board of Directors oversees these risks through the adoption of policies and by delegating oversight to certain committees, including the Audit Committee and the Loan and Asset/Liability Committees. These committees exercise oversight by establishing a corporate environment that promotes timely and effective disclosure, fiscal accountability and compliance with all applicable laws and regulations.

Hedging and Pledging Policy

The Company considers it inappropriate for any director or officer to enter into speculative transactions in the Company’s securities to attempt to separate the economic risk of holding the Company’s securities from the ownership of the securities. The Company’s insider trading policy therefore prohibits the purchase or sale of puts, calls, options, or other derivative securities based on the Company’s securities. This prohibition also includes hedging or monetization transactions, such as forward sale contracts, in which the stockholder continues to own the underlying security without all the risks or rewards of ownership. In addition, the policy prohibits directors and executive officers from pledging Company securities, either as collateral for a loan or otherwise. The prohibitions do not apply to a broker-assisted cashless exercise of stock options granted as part of a Company incentive plan.

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EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee (the “Committee”) and Hanover are both committed to a pay-for-performance philosophy. This Compensation Discussion & Analysis (CD&A) provides information about the strategies and policies developed to ensure that executive compensation is strongly correlated with Hanover’s overall performance and the individual performance of our executives.

Our Named Executive Officers (NEO’s) for fiscal 2023 were:

Michael P. Puorro	Chairman & Chief Executive Officer
McClelland Wilcox	President
Kevin Corbett	Executive Vice President & Chief Credit Officer

Executive Summary

Business Results

Fiscal year 2023 represented a year of significant accomplishments and challenges for Hanover and the banking industry in general. We successfully opened our new Hauppauge Business Banking Center, which will serve as the nexus of the Bank’s commercial banking activities, and achieved deposits of $36.1 million at the office by fiscal year end. We also expanded our SBA lending footprint, recruiting business development and support personnel in Florida, Georgia, Kansas, Pennsylvania and Texas. In addition, our management team worked hard to contact and reassure clients, and maintain client deposits and relationships, and overall Bank liquidity, during the disruptions caused to the banking industry by the failures of Silicon Valley Bank, Signature Bank and First Republic Bank earlier this year. At the same time, the Federal Reserve continued aggressively raising interest rates and reducing the money supply, negatively impacting our margin, and continued inflation impacted our customers. Despite these headwinds, our total assets increased by approximately $310 million over the course of fiscal 2023, and our loans net increased approximately $249.2 million.

Although most economists believe the risk of a recession has declined and the Federal Reserve has, for now, paused its interest rate increases, the outlook for the economy remains uncertain. However , we believe we are well positioned to withstand an economic slowdown or recession. With our investments in C&I and government guaranteed lending, we have diversified our product lines and loan portfolio and have a strong capital base, exceeding all regulatory requirements applicable to us.

Although Hanover has a September 30 fiscal year-end, the Compensation Committee makes salary adjustments and cash and equity incentive award decisions effective on a calendar year basis. The Compensation Committee believes that making changes on a calendar year basis enhances the comparability of Hanover’s compensation programs to those of its peer institutions, which predominantly report on a calendar basis. In addition to Hanover’s fiscal year results, the Compensation Committee also looks at the results for the twelve months ended December 31 in setting base salaries and incentive compensation. As previously disclosed, Hanover is changing its fiscal year to a calendar year commencing with the year ending December 31, 2024.

Our Compensation Approach

Our long-range mission is to produce value for our shareholders by providing outstanding service and responsiveness to the markets and customers we serve. These goals are reflected in Hanover’s compensation programs for its executive officers by:

●	Creating balanced incentives that do not encourage NEO’s to expose Hanover to inappropriate risks by providing excessive compensation that could lead to material loss;

●	Providing a market competitive overall compensation package so that Hanover may attract, retain and reward highly qualified, motivated and productive executives; and

●	Rewarding individuals based on their responsibility and achievements within a framework that is internally equitable.

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Performance-Based Compensation

Pay-for-performance is a key objective of our executive compensation program. A significant portion of our compensation program focuses on performance-based pay that rewards both our annual achievements as well as our ability to deliver long-term value to our shareholders. We have a balanced approach to total compensation that includes a mix of base/fixed pay and variable/performance-based pay, a proportion of cash and equity and a proportion of short- and long-term incentive compensation. For the fiscal year 2023, our compensation programs were designed to ensure:

•	That a significant portion of target pay is at-risk and based on performance; and

•	That a meaningful portion of pay is denominated as equity.

Compensation Design Principles and Governance Best Practices

The design principles of our executive compensation programs are intended to protect and promote the interests of our shareholders. Below we summarize certain practices we have implemented to drive performance and those we have not implemented because we do not believe they would serve our shareholders’ long-term interests.

•	What We Do:

o	Pay for Performance — We provide a significant portion of pay based on performance (short- and long-term)

o	Sound Risk Management — We discourage excessive risk taking and have designed our incentive plans with appropriate risk-mitigating features

o	Clawback — We have adopted a clawback policy meeting the requirements of the NASDAQ listing standards requiring the return of incentive compensation in the event of a financial restatement

o	Independence — The Committee is made up of independent members of the Board and engages Meridian Compensation Partners LLC, an independent compensation consultant

o	Competitive Benchmarking — We benchmark our compensation practices to ensure executive compensation is consistent with the current market

•	What We Don’t Do:

o	Tax Gross-Ups — We do not provide excise tax gross-ups on benefits or in change-in-control agreements

o	Stock Option Repricing — Our equity plans do not permit repricing of stock options that are out-of-the-money

o	Excessive Perquisites — We do not permit perquisites other than those that are business-related

o	Hedging — Our insider trading policy prohibits the purchase or sale of puts, calls, options, or other derivative securities based on the Company’s securities. This prohibition also includes hedging or monetization transactions, such as forward sale contracts, in which the shareholder continues to own the underlying security without all the risks or rewards of ownership

o	Pledging — Our insider trading policy also prohibits members of our Board and our executive officers from pledging their Hanover shares as collateral

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Executive Compensation Objectives and Policies

We use our executive compensation programs to align the interests of executive officers with our shareholders. Our programs are designed to attract, retain and motivate leadership to support our growth and sustain our competitive advantage. Our compensation opportunities are aligned with the competitive market with pay that is designed to vary depending on performance. We utilize a balance of fixed and variable pay components, and cash and equity to determine our compensation. Our compensation program is designed to support our business strategies, align our pay with our performance and reinforce sound compensation governance to mitigate excessive risk taking. The table below gives an overview of the compensation components used in our program and matches each with one or more of the objectives described above.

Compensation Component	Purpose/Objective
Base Salary	● Provides a competitive level of fixed income based on role, experience and individual performance; target market median

Annual Incentive Plan

●     Motivates and rewards executives for performance on key financial, operational and individual objectives in support of our annual business plan and broader corporate strategies

●     Rewards vary based on performance (higher performance will result in above market median pay; lower performance will result in below market median pay)

Long-Term Incentive Plan

●     Aligns executives’ interests with those of shareholders through equity-based compensation

●     Encourages retention through multiple year vesting

●     Provides that a component of the equity-based compensation is performance based, contingent upon the Company attaining certain performance metrics

Other Benefits	● Provides a base level of competitive benefits for executive talent

Employment Agreements/Severance & CIC Agreements

●     Provides employment security to key executives

●     Focuses executives on Company performance and transactions that are in the best interests of shareholders, regardless of the impact such transactions may have on the executive’s employment

Peer Group & Competitive Benchmarking

The Compensation Committee typically conducts benchmark reviews in connection with setting base salary levels and total compensation. The Committee engaged its independent consultant to update the peer group and competitive benchmarking for consideration in setting compensation and in structuring executive incentive programs going forward. The updated and revised peer group consists of 18 publicly traded financial institutions with a median asset size of $2.3 billion as of March 2023 and which are headquartered in the Mid-Atlantic and Northeast regions.

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2023 Executive Compensation Program and Pay Decisions:

Base Salary

The Compensation Committee reviews salaries each year with the goal to retain competitive positioning within the market as Hanover continues to grow. For 2023, the Committee considered the base salaries paid by the peer group companies, Hanover’s current base salaries and individual NEO performance, experience and any unique contributions of the NEO’s role(s) as appropriate. In addition, the Committee considered the uncertain nature of the economy as of January, 2023, when the Committee made its determination, including the expected impact of increasing interest rates on Hanover’s net interest margin and earnings and customer loan demand. Although the Committee acknowledged that based on individual performance of the Named Executive Officers, salary increases for each of the Named Executive Officers were appropriate and would reflect market compensation, the Committee determined not to award salary increases until economic conditions stabilized and become more predictable. The table below summarizes NEO salaries effective as of January 1, 2022, and January 1, 2023:

Executive	2022 Base Salary	2023 Base Salary	Percent Increase
Michael P Puorro	$625,000	$625,000	0.0%
McClelland Wilcox	$525,000	$525,000	0.0%
Kevin Corbett	$315,000	$315,000	0.0%

In setting base salaries for 2024, our Compensation Committee took into consideration a number of factors, including the fact that our Named Executive Officers did not receive a salary increase in January of 2023, Hanover’s growth in 2023 in a difficult environment, achievements such as opening our new Hauppauge Business Banking Center and expanding our SBA lending footprint, maintaining Hanover’s liquidity and stabilizing the deposit portfolio during the disruption earlier this year caused by the failures of Silicon Valley Bank, Signature Bank and First Republic Bank, and the fact that with the change in Hanover’s fiscal year end to a calendar year, the increase will cover a period of fifteen (15) months (i.e., from fiscal year end September 30, 2023 until fiscal year end December 31, 2024). The table below sets forth the base salaries of our NEO’s for 2024:

Executive	2024 Base Salary	Percent Increase from 2023
Michael P. Puorro	$682,000	9.1%
McClelland Wilcox	$550,000	4.8%
Kevin Corbett	$335,000	6.3%

Our Compensation Committee also decided to make these increases retroactive, on a pro rata basis, to July 1, 2023, and to pay each Named Executive Officer a lump sum payment in January 2024 reflecting the retroactive pro rata increase for six months. The payments were as follows:

Executive	Retroactive Lump sum payment
Michael P. Puorro	$14,250
McClelland Wilcox	$6,250
Kevin Corbett	$5,000

Annual Incentive

An important element of our performance-based pay program is our Executive Annual Incentive Plan, which provides cash incentives based on attaining pre-established goals including Hanover’s pre-tax, pre-provision net revenue, pre-tax, pre-provision return on average assets, net loan growth and net charge-off ratio, based on Hanover originated loans (i.e., excluding loans acquired in the Chinatown or Savoy transactions). As discussed above, these goals are measured on a calendar year basis. Each participant has a target incentive opportunity expressed as a percentage of base salary, although actual payouts can range from a 50% payout at threshold performance on each performance metric to 150% of target for stretch performance on each performance metric, with no payout if a performance metric is below threshold. Hanover’s financial performance in 2023 resulted in performance at 45% of target for all performance metrics in the aggregate. In addition, in setting the bonus payments, the Committee took into account the attainment of corporate goals by Hanover, including:

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•	Successfully completed existing initiatives, including launch of online consumer account opening and opening of Hauppauge branch and office facility;

•	Continued national expansion of SBA Loan Program;

•	Progress on core deposit generation despite industry-wide disruption tied to large bank failures;

•	Growth of C & I loans with corresponding deposit generation;

•	Finalization and implementation of the Bank’s Project Management Office;

•	Expanded the Bank’s “brand” through the use of an enhanced website, social media presence and community and business outreach; and

•	Maintained regulatory standing

In determining the performance of each NEO, the Committee considered its assessment of the Chief Executive Officer’s performance and the Chief Executive Officer’s evaluation of each NEO’s performance. The Committee also took into account the economic uncertainties discussed above in the discussion of base salaries, including inflation, rising interest rates and the risk of recession, and so the Committee approved payouts for 2023 at 45% of the target level for all NEO’s. Set forth below are some of the accomplishments considered by the Committee in determining the individual component:

•	Enhanced our C&I Lending Platform – successfully opened our Hauppauge Business Banking Center, which serves as the nexus of the Bank’s commercial banking activities, and generated $36.1 million in deposits and originated $88.7 million in C&I loans through September 30, 2023.

•	Continued to Expand our government guaranteed lending – continued the nationwide expansion of our SBA lending program with the hiring of business development and support personnel based in Florida, Georgia, Kansas, Pennsylvania and Texas.

•	Maintain Liquidity and the Deposit Portfolio Despite Industry-wide Disruption – maintaining Hanover’s liquidity and stabilizing the deposit portfolio during the disruption earlier this year caused by the failures of Silicon Valley Bank, Signature Bank and First Republic Bank, even though the liquidity negatively impacted our net interest margin.

As a result, the Committee approved the following incentive awards:

Executive	2023 Target Annual Incentive Award	2023 Actual Annual Incentive Award
Michael P. Puorro	$294,075	$132,334
McClelland Wilcox	$161,250	$72,563
Kevin Corbett	$81,250	$36,563

However, in reviewing the performance of the management team, the Committee did not believe that the payouts discussed above under the terms of the Executive Annual Incentive Plan fully reflected the contributions made by management. The performance targets for 2023 under the Executive Annual Incentive Plan were set in early 2023, and did not fully reflect the impact of the Federal Reserve’s aggressive rate increases and the related impact on the Bank’s net interest margin and borrower loan demand, or the industry-wide impact of the failures of Silicon Valley Bank, Signature Bank and First Republic Bank, and the particular impact on smaller institutions such as the Bank, and the related need to sacrifice yield and margin for liquidity. In light of the forgoing, the Committee approved the following supplemental cash bonuses for our NEO’s:

Executive	Supplemental 2023 Cash Bonus
Michael P. Puorro	$73,519
McClelland Wilcox	$40,313
Kevin Corbett	$20,313

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Long-Term Incentives – Equity-Based Awards

The Company’s equity incentive program is designed to be performance-based, align executives with shareholder interests and promote the long-term success of the Company. Grants are based upon the Committee’s view of the individual achievements of the NEO’s and are made in the form of shares of Hanover common stock, subject to time vesting requirements. Since 2022 all shares granted have been subject to a five -year vesting requirement.

For 2023, grants were approved by the Committee as follows:

Executive	Shares Granted
Michael P. Puorro	11,300
McClelland Wilcox	7,745
Kevin Corbett	2,810

Grants under the long-term incentive program are made under the Company’s 2018 Equity Compensation Plan or the 2021 Equity Compensation Plan.

Benefits and Other Compensation

Retirement Benefits and Perquisites

One of the goals of the Company’s compensation program is to provide limited retirement benefits to our NEO’s as an additional retention tool. Executives participate in Hanover’s 401(k) plan, which is offered to all employees. They may also receive a grant of equity awards pursuant to the Company’s Equity Compensation Plan, which may vest at retirement. At this time, Hanover does not offer any other retirement benefits to its NEO’s. As stated in the Executive Compensation Objectives and Policies section, Hanover does not place emphasis on perquisites for NEO’s, although a car allowance is provided to each NEO to offset any and all automobile expenses (mileage, tolls, insurance, gas) incurred as part of their job duties.

Employment Agreements

The Company is party to employment agreements with several executives. Those agreements are described elsewhere in this Proxy Statement under “Executive Compensation.”

Roles & Responsibilities

Compensation Committee

The Compensation Committee of the Board of Directors is responsible for discharging the Board’s duties in executive compensation matters and for administering the Company’s incentive and equity-based plans. This includes oversight of the total compensation programs for the Company’s CEO and other executive officers, including all NEO’s. The Committee is comprised solely of independent directors. The Committee receives input and data from Hanover’s Finance and Human Resources functions as well as outside consultants and advisors to provide external reference and perspective.

The Committee reviews all compensation components for the Company’s Chief Executive Officer and other executive officers, including base salary, cash and equity annual incentive awards, and other benefits and perquisites. The Committee reviews the Chief Executive Officer’s performance annually and makes decisions regarding the NEO’s compensation, including base salary, incentives and equity grants based on this review. The Compensation Committee reviews its decisions with the full Board of Directors.

The Committee has the sole authority and resources to obtain advice and assistance from internal or external legal, human resources, accounting or other advisors and consultants as it deems desirable or appropriate. The Committee has direct access to outside advisors and consultants throughout the year as they relate to executive compensation. The Committee has direct access to and meets periodically with the compensation consultant independently of management.

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Independent Compensation Consultant

The Compensation Committee utilizes Meridian Compensation Partners LLC as its compensation consultant. Meridian reports directly to the Committee and performs no other work for the Company. The consultant carries out its responsibilities to the Committee as requested by the Committee. The Committee has reviewed and concluded that Meridian’s consultation services comply with the standards adopted by the SEC and by Nasdaq with respect to compensation advisor independence and conflicts of interest.

Management

Although the Committee makes independent determinations on all matters related to compensation of the NEO’s, certain members of management may be requested to attend or provide input to the Committee. Input may be sought from the Chief Executive Officer, President, Chief Financial Officer, or others to ensure the Committee has the information and perspective it needs to carry out its duties.

In particular, the Committee seeks input from the Chief Executive Officer on matters relating to strategic objectives, Company performance goals and input on his assessment of the NEO’s, including contribution and individual performance of each of his direct reports. The Chief Executive Officer, President and Chief Financial Officer often assist the Committee on matters of design, administration and operation of the Company’s compensation programs.

Although executives may provide insight, suggestions or recommendations regarding executive compensation, they are not present during the Compensation Committee’s deliberations or vote. Only Compensation Committee members vote on decisions regarding executive compensation. The Committee regularly meets in executive session without management present. While the Chief Executive Officer makes recommendations on other NEO’s, the Committee is ultimately responsible for approving compensation for all NEO’s. The Chief Executive Officer’s compensation is discussed in executive session without members of management, including the Chief Executive Officer, present.

Additional Information about Our Compensation Practices

As a matter of sound governance, we follow certain practices with respect to our compensation program. We regularly review and evaluate our compensation practices in light of regulatory developments, market standards and other considerations.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The table below sets forth information concerning the compensation of our Chief Executive Officer and our next two most highly compensated executive officers (the “NEO’s”) for the fiscal year ended September 30, 2023:

Summary Compensation Table

		Salary	Bonus	Stock Awards (1)	Option Awards	Non-equity incentive plan com- pensation	Change in pension value and non- qualified deferred compen- sation earnings	All other compen- sation (2)	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Michael P. Puorro, Chairman and Chief Executive Officer	2023	625,000	-	187,483	-	281,250	-	46,712	1,140,445
	2022	625,000	-	736,462	-	391,500	-	39,292	1,792,254
	2021	570,769	-	82,500	-	247,500	-	36,662	937,431
McClelland Wilcox, President (3)	2023	525,000	-	131,248	-	157,500	-	25,004	838,752
	2022	525,000	-	517,498	-	222,750	-	21,716	1,286,964
	2021	156,115	-	-	-	-	-	5,600	161,715
Kevin Corbett, Executive Vice President and Chief Credit Officer	2023	315,000	-	47,243	-	78,750	-	9,208	450,201
	2022	315,000	-	186,764	-	112,500	-	15,047	629,311
	2021	295,385	-	21,384	-	66,500	-	14,892	398,161

(1)	Stock awards reported reflect the grant date fair value of restricted stock awards and performance awards under Accounting Standards Codification Topic No. 718, Compensation-Stock Compensation (“ASC Topic 718”).
(2)	All other compensation consists of 401(k) matching contributions, automobile allowance, and life insurance premiums.
(3)	Mr. Wilcox commenced employment on May 26, 2021, upon the consummation of the acquisition of Savoy Bank.

Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options(#) un-exercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested
Name	(#)	(#)	(#)	($)	(#)	(#)	($)	(#)	(#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Michael P. Puorro	71,840	—	—	10.00	10/1/2024	14,257	257,909	39,382	712,240
McClelland Wilcox	29,900	—	—	4.46	2/18/2024	9,978	180,502	26,760	484,088
McClelland Wilcox	42,000	—	—	6.25	7/1/2025	—	—	—	—
Kevin Corbett	—	—	—	—	—	3,592	64,979	9,973	180,412

We are party to employment agreements with each of Messrs. Puorro, Chairman and Chief Executive Officer, and McClelland Wilcox, President.

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Mr. Puorro’s agreement has a term of three years and renews for an additional twelve-month period each year. Mr. Puorro is to receive a base salary of at least $364,375, subject to annual adjustment. During the fiscal year ended September 30, 2023, he received a base salary of $625,000, although it was retroactively increased to $653,500 as of July 1, 2023. He is also eligible to participate in our incentive plans and other benefit plans for executive officers. Mr. Puorro is to receive an $800 per month car allowance, and we will reimburse Mr. Puorro for his premiums on a life insurance policy he owns. In the event that Mr. Puorro’s employment is terminated without cause, he is entitled to receive a lump sum payment equal to the sum of two times (i) his then current base salary, (ii) the highest cash bonus paid to him over the prior three years, (iii) the highest grant date value of any equity award granted to Mr. Puorro over the prior three years, and (iv) his annual automobile allowance. In addition, we will maintain Mr. Puorro’s then current health, hospital, medical and life insurance benefits in effect for two years after his termination or pay Mr. Puorro the value of the premiums for such coverage. In the event of a merger, acquisition or change-in-control transaction, Mr. Puorro will be entitled to a lump sum payment equal to the sum of 2.99 times (i) his then current base salary, (ii) the highest cash bonus paid to him over the prior three years, (iii) the highest grant date value of any equity award granted to Mr. Puorro over the prior three years, and (iv) his annual automobile allowance. In addition, Mr. Puorro’s then current health, hospital, medical and life insurance benefits are to be maintained in effect for three years after the change in control transaction, or Mr. Puorro is to be paid the value of the premiums for such coverage. The benefits upon a change in control are subject to reduction to avoid the imposition of excise taxes under Section 4999 of the Code, provided that such reduction would result in a better after-tax result for Mr. Puorro. Had a change in control occurred as of September 30, 2023, at an assumed price equal to 120% of our then tangible book value (a price of $27.28), Mr. Puorro would have been entitled to receive a net payment, after the reduction required to ensure that the payments would not constitute an excess parachute payment, of approximately $2.9 million under his employment agreement.

Mr. Wilcox’s agreement provides for a minimum base of $525,000, subject to annual adjustment. During the fiscal year ended September 30, 2023, he received a base salary of $525,000, although it was retroactively increased to $537,500 as of July 1, 2023. He is also eligible to participate in our incentive plans and other benefit plans for executive officers. Mr. Wilcox’s agreement has a term of three years and renews for an additional twelve-month period each year. In the event that Mr. Wilcox’s employment is terminated without cause he is entitled to a lump sum payment equal to two times the sum of (i) his then current annual base salary, (ii) the highest cash bonus paid to him in the prior three years, and (iii) the highest full grant date value of any equity award granted over the prior three years, if any. In addition, in the event of a change in control, the employment agreement provides for payment to Mr. Wilcox of 2.99 times the sum of (i) his then current annual Base Salary, (ii) the highest cash bonus payment paid to Employee over the past three years, and (iii) the highest full grant date value of any equity award granted over the past three years. In addition, we will maintain Mr. Wilcox’s then current health, hospital, medical and life insurance benefits in effect for three years after his termination or pay Mr. Wilcox the value of the premiums for such coverage. The benefits upon a change in control are subject to reduction to avoid the imposition of excise taxes under Sections 280G and  4999 of the Code, provided that such reduction would result in a better after-tax result for Mr. Wilcox. Had a change in control occurred as of September 30, 2023, at an assumed price equal to 120% of our then tangible book value (a price of $27.28), Mr. Wilcox would have been entitled to receive a net payment, after the reduction required to ensure that the payments would not constitute an excess parachute payment, of approximately $1.1 million under his employment agreement. The employment agreement subjects Mr. Wilcox to a covenant not to compete during the period of his employment and for one year following a termination of his employment except in cases where employment is terminated without cause.

We are also a party to a Change in Control Agreement with Mr. Kevin Corbett, our Executive Vice President and Chief Credit Officer. Mr. Corbett’s agreement provides that in the event of a change of control (as therein defined) Mr. Corbett shall be entitled to receive a lump sum payment equal to one (1) times the sum of (i) his then current annual base salary, and (ii) the highest cash bonus payment paid to him over the past three years. The agreement contains customary non-solicitation and confidentiality covenants. Mr. Corbett’s benefits under the agreement are subject to reduction in the event the benefits would constitute an “excess parachute payment” under Section 280G of the Internal Revenue Code of 1986, as amended. The agreement is further subject to compliance with Section 409A of the Internal Revenue Code. Had a change in control occurred as of September 30, 2023, at an assumed price equal to 120% of our then tangible book value (a price of $27.28), Mr. Corbett would have been entitled to receive a net payment, after the reduction required to ensure that the payments would not constitute an excess parachute payment, of approximately $448 thousand under his agreement.

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Director Compensation

We pay our non-employee members of the Board a retainer of $25,000 annually and a fee of $1,000 per Board meeting attended. Our Lead Independent Director also receives an additional retainer of $3,750 per quarter, and our committee chairs receive an additional fee of between $2,500 and $13,400 per year. We also pay committee fees to those Board members who serve on Board committees. Our Directors also participate in our equity compensation plans. The table below shows the compensation paid to our non-employee directors for the fiscal year ended September 30, 2023.

Director Compensation

	Fees earned or paid in cash	Stock Awards	Options awards	Non-equity incentive plan compensation	Nonqualified deferred compensation earnings	All other compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Varkey Abraham	36,413	31,998	—	—	—	—	68,411
Robert Golden	49,663	31,998	—	—	—	—	81,661
Ahron H. Haspel	48,463	31,998	—	—	—	—	80,461
Michael Katz	37,038	31,998	—	—	—	—	69,036
Metin Negrin	42,788	31,998	—	—	—	—	74,786
Philip Okun	45,038	31,998	—	—	—	—	77,036
Elena Sisti	42,288	31,998	—	—	—	—	74,286
John R. Sorrenti	38,413	31,998	—	—	—	—	70,411

Interest of Management and Others in Certain Transactions; Review, Approval or Ratification of Transactions with Related Persons

Under Hanover Community Bank’s Code of Ethics, the Chairman of the Audit Committee is to review and approve all related party transactions involving members of the Board, other than extensions of credit by the Bank in the ordinary course of its business. Under banking regulation, those extensions of credit must be approved by the full Board of Directors.

By “related party transaction,” we mean a transaction between the Company or any of its subsidiaries, on the one hand, and an executive officer, director or immediate family member of an executive officer or a director, on the other hand.

We have made in the past and, assuming continued satisfaction of generally applicable credit standards, expect to continue to make loans to directors, executive officers and their associates (i.e., corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of ten percent or more). These loans have all been made in the ordinary course of the Bank’s business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not affiliated with Hanover and do not involve more than the normal risk of collectability or present other unfavorable features.

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PROPOSAL 2 - REINCORPORATION TO THE STATE OF Maryland

The Board of Directors is recommending that shareholders approve reincorporating the Company from the State of New York to the State of Maryland (the “Reincorporation”). The Board of Directors believes it is appropriate to reincorporate in Maryland, (and to adopt certain changes to the Company’s charter documents as discussed in more detail in Proposal 3), to position the Company for its next phase of growth and development. The Maryland General Corporation Law (the “MGCL”) is a more modern and flexible corporate statute than the New York Business Corporation Law (the “NYBCL”), and will permit more flexible and cost efficient governance for the Company. The Board of the Company considered reincorporating in Delaware, the state of incorporation of most major publicly traded companies in the United States, but determined that the annual cost of being incorporated in Delaware was prohibitive, and so not in the best interests of the Company’s shareholders. However, the MGCL contains many provisions that are similar to those contained in Delaware law, without the same costs concerns. The Board therefore determined that it would be in the best interests of the Company and its shareholders to reincorporate in Maryland.

The following discussion summarizes certain aspects and consequences of the Reincorporation as a Maryland corporation, through and including a merger with and into our wholly owned subsidiary (the “Reincorporation Proposal”), which are related primarily to (a) what the Board believes are the advantages of Maryland law over New York law, (b) certain other differences between MGCL and the NYBCL, and (c) certain differences in the provisions of the Company’s current Amended and Restated Certificate of Incorporation and Bylaws (the “New York Bylaws”) and the charter and bylaws of the proposed new Maryland corporation, HCB NEWCO CORP. (“Newco”). Newco, will be incorporated in Maryland as a the Company's wholly owned subsidiary specifically for the purpose of effecting the change of the Company’s state of incorporation and will conduct no business and have no material assets or liabilities at the time of the Merger (as defined below). The certificate of incorporation that would govern the Company as a Maryland corporation, which is referred to here as the Maryland certificate of incorporation, a draft copy of which is attached as Appendix D-1 (the “Maryland Articles”). Immediately upon effectuation of the Reincorporation, Newco will change its name to Hanover Bancorp, Inc. (the “Surviving Company”).

The Company would effect the Reincorporation by entering into an Agreement and Plan of Merger (the “Merger Agreement”), a draft copy of which is attached hereto as Appendix A.  Approval of the Reincorporation will constitute approval of the Merger Agreement. At the effective time of the Reincorporation, which would occur only if a majority of the voting power represented in person or by proxy at the Annual Meeting and entitled to vote on such matter vote in favor of the Reincorporation, the Company would file with the State Department of Assessments and Taxation of Maryland (“SDAT”) Articles of Merger, a draft copy of which is attached as Appendix B, and would also file with the New York Secretary of State a Certificate of Merger , a draft copy of which is attached as Appendix C, and, to the extent Proposal 3 is adopted by the shareholders, a certificate of amendment reflecting the changes to the Maryland Articles discussed in Proposal 3, which is attached as Appendix D-2. In addition, the bylaws for Newco will become the bylaws of the resulting Maryland corporation a copy of which is attached as Appendix E (the “Maryland Bylaws”).

Apart from being governed by the Maryland Articles, the Maryland Bylaws and the MGCL, for all other purposes, Surviving Company will be the same entity as the Company immediately prior to the Reincorporation. Surviving Company will continue with all of the rights, privileges and powers of the Company, it will possess all of the properties of Company, it will continue with all of the debts, liabilities and obligations of the Company and it will continue with the same officers and directors of the Company immediately prior to the Reincorporation.

After the Reincorporation, the Company will continue to be a publicly-held company and the shares of the Company’s common stock will continue to be traded, without interruption, on the NASDAQ under the same symbol (HNVR). The Company will continue to file periodic reports and other documents with the SEC and provide to its stockholders the same type of information that it has previously filed and provided. Stockholders who own shares of the Company’s common stock that are freely tradable prior to the Reincorporation will continue to have freely tradable shares, and stockholders holding restricted shares of the Company’s common stock will continue to hold their shares subject to the same restrictions on transfer to which their shares are presently subject. In summary, the Reincorporation will not change the respective positions under federal securities laws of the Company or its shareholders.

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If this proposal is approved, changes will be made to the rights of shareholders of the Company both because (i) the MGCL, rather than the NYBCL will control and govern the Company’s corporate affairs, and there are differences between the MGCL and the NYBCL; and (ii) if Proposal 3 is approved by the shareholders, the Maryland Articles will contain provisions which differ from the Company’s Certificate of Incorporation. The Board believes these changes are appropriate and will best position the Company to carry on its current business and activities in the most efficient and effective manner. Below is a description of these changes, provided, however, that the below is not intended to be exhaustive and is accordingly qualified in its entirety by the MGCL, the NYBCL, the Company’s Certificate of Incorporation and the Maryland Articles.

Terms of the Merger Agreement

The following discussion summarizes the material terms of the Merger Agreement but does not purport to be a complete statement of all provisions of the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this Proxy Statement as Annex A. Shareholders are urged to read the Merger Agreement carefully as it is the legal document that will govern the Merger.

The Merger. The Merger Agreement provides that, subject to the terms and conditions of the Merger Agreement, the Company shall be merged with and into Newco, the Company’s separate legal existence shall cease and the Newco shall continue as the surviving corporation.

Effect of the Merger. Upon the effectiveness of the Reincorporation, each outstanding share of Common Stock of the Company will automatically be converted into shares of the Common Stock of the Newco, on a one-for-one-basis. Outstanding options and warrants to purchase the Company’s Common Stock will be converted into options and warrants to purchase the same number of shares of the Surviving Company’s Common Stock. Outstanding convertible securities and convertible debt that are convertible into the Company’s Common Stock will be converted into convertible securities and convertible debt that are convertible into the same number of shares of the Surviving Company’s Common Stock. The Surviving Company, as the surviving corporation, shall continue unaffected and unimpaired by the Merger with all of its purposes and powers. The Surviving Company shall be governed by Maryland law and succeed to all rights, assets, liabilities and obligations of the Company in accordance with Maryland law and New York law.

Certificate of Incorporation and Bylaws of the New York Company Following the Merger. The Merger Agreement will provide that the Maryland Articles and the Maryland Bylaws, as in effect at the Effective Time (as defined below) will be the Articles of Incorporation and Bylaws, respectively, of the Surviving Company following the Merger. They are attached to this Proxy Statement as Annex D and E respectively.

Directors and Officers of the New York Company Following the Merger. The incumbent officers and directors of the Company will also be the officers and directors of the Surviving Company at the Effective Time.

Effective Time. It is anticipated that the Merger, and consequently the Reincorporation, will become effective at the date and time (the “Effective Time”) specified in each of (i) the Articles of Merger to be executed and filed with the office of the Maryland SDAT in accordance with the MGCL and (ii) the Articles of Merger to be executed and filed with the Office of the Secretary of State of New York in accordance with NYBCL. If the Reincorporation is adopted by the shareholders, the board of directors will have the discretion as to when is the most advantageous and desirable time for the Company to be reinstated in Maryland.

Comparison of the MGCL and the NYBCL

Because of differences between the laws of New York and Maryland, the Reincorporation will effect some changes in your rights as Company shareholders.  Summarized below are the most significant differences between shareholder rights before and after the Reincorporation, as a result of the differences among these laws. This chart does not address each difference between the NYBCL and the MGCL but focuses on those differences which the Company believes are most relevant to the existing shareholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to NYBCL and the MGCL.

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New York	MARYLAND

Transaction with Officers and Directors

Under the NYBCL, no contract or other transaction between a corporation and one or more of its directors, or between a corporation and any other corporation, firm, association or other entity in which one or more of its directors are directors or officers, or have a substantial financial interest, shall be either void or voidable for this reason alone or by reason alone that such director or directors are present at the meeting of the board, or of a committee thereof, which approves such contract or transaction, or that his or their votes are counted for such purpose, if:

(a) The material facts as to such director's interest in such contract or transaction and as to any such common directorship, officership or financial interest are disclosed in good faith or known to the board or committee, and the board or committee approves such contract or transaction by a vote sufficient for such purpose without counting the vote of such interested director or, if the votes of the disinterested directors are insufficient to constitute an act of the board, by unanimous vote of the disinterested directors; or

(b) The material facts as to such director's interest in such contract or transaction and as to any such common directorship, officership or financial interest are disclosed in good faith or known to the shareholders entitled to vote thereon, and such contract or transaction is approved by vote of such shareholders; or

(c) The contract or transaction was fair and reasonable as to the corporation at the time it was approved by the board, a committee or the shareholders.

Under the MGCL, a contract or other transaction between a corporation and any of its directors or between a corporation and any other corporation, firm, or other entity in which any of its directors is a director or has a material financial interest is not void or voidable solely because of any one or more of the following:

(1) The common directorship or interest;

(2) The presence of the director at the meeting of the board or a committee of the board which authorizes, approves, or ratifies the contract or transaction; or

(3) The counting of the vote of the director for the authorization, approval, or ratification of the contract or transaction,

If:

(1) The fact of the common directorship or interest is disclosed or known to: (i) The board of directors or the committee, and the board or committee authorizes, approves, or ratifies the contract or transaction by the affirmative vote of a majority of disinterested directors, even if the disinterested directors constitute less than a quorum; or (ii) The stockholders entitled to vote, and the contract or transaction is authorized, approved, or ratified by a majority of the votes cast by the stockholders entitled to vote other than the votes of shares owned of record or beneficially by the interested director or corporation, firm, or other entity; or

(2) The contract or transaction is fair and reasonable to the corporation.

30

ELECTION AND REMOVAL OF DIRECTORS
New York	MARYLAND

The NYBCL requires that the corporation have one or more directors. The directors are to be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present, unless the Certificate of Incorporation provides otherwise.

Under the NYBCL, only the shareholders may remove a director without cause, and this only if the Certificate of Incorporation or Bylaws so provide. Any and all directors can be removed for cause either by shareholders or, if the Certificate or the Bylaws so allow, by the board of directors. The NYBCL also provides that if a director is elected by a class vote or cumulative voting, such director may never be removed by the board.

Under the NYBCL, unless the Certificate of Incorporation provides otherwise, a vacancy on the board may be filled by the affirmative vote of a majority of directors remaining in office or by the shareholders.

The MGCL states that the corporation must have one or more directors. Unless the charter or bylaws of a corporation provide otherwise, the directors are elected by a plurality of the votes present at the meeting, either in person or by proxy, and entitled to vote on the election of directors.

Except as may be provided in a corporation’s charter, under the MGCL, stockholders may remove any director, with or without cause, by majority vote, except:

(1) If the stockholders of any class or series are entitled separately to elect one or more directors, a director elected by stockholders of that class or series may not be removed without cause except by the affirmative vote of a majority of all the votes of that class or series;

(2) If a corporation has cumulative voting for the election of directors and fewer than all directors are to be removed, a director may not be removed without cause if the votes cast against the director's removal would be sufficient to elect the director if then cumulatively voted at an election of the entire board of directors, or, if there is more than one class of directors, at an election of the class of directors of which the director is a member; and

(3) If the directors have been divided into classes, a director may not be removed without cause.

INSPECTION OF BOOKS AND RECORDS
Under the NYBCL, any shareholder of record may, after at least five business days’ prior written notice, inspect a copy of the minutes of the corporation’s shareholder’s proceedings and record of shareholders and to make extracts therefrom for any purpose reasonably related to such person's interest as a shareholder.

The MGCL provides that any stockholder, on written request, may inspect and copy during usual business hours the corporation’s bylaws, minutes of the proceedings of stockholders, annual statements of affairs, any voting trust agreements deposited with the corporation at the corporation’s principal office and a statement showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request

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LIMITATION ON LIABILITY OF DIRECTORS; INDEMNIFICATION OF OFFICERS AND DIRECTORS
New York	MARYLAND

Under the NYBCL, the corporation’s Certificate of Incorporation can eliminate or limit directors’ personal liability to the corporation or its shareholders for breach of their duty of care. However, a corporation may not limit directors’ liability in certain circumstances, such as those in bad faith, involving intentional misconduct or violating the duty of loyalty.

NYBCL imposes statutory liability upon the directors if they vote or concur in one of the following: (i) declaring a dividend or other distribution contrary to the NYBCL or Certificate of Incorporation; (ii) repurchasing by the corporation of its own shares contrary to the NYBCL or Certificate of Incorporation; (iii) the distribution of assets to shareholders after dissolution of the corporation without paying or adequately providing for all known liabilities of the corporation, excluding any claims not filed by creditors within the time limit set in a notice given to creditors; (iv) making of any loan contrary to section 714 of NYBCL.

Under NYBCL, a corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he, was a director or officer of the corporation, or served such other corporation in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

The MGCL permits corporations to adopt provisions in its Articles of Incorporation limiting or eliminating certain monetary liability of directors to the corporation or its shareholders. However, the MGCL does not permit limitation of the liability of a director if: (a) The act or omission of the director was material to the matter giving rise to the proceeding; and (i) was committed in bad faith; or (ii) was the result of active and deliberate dishonesty; or (b) The director actually received an improper personal benefit in money, property, or services; or (c) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

Corporations may advance expenses to officers and directors upon receipt of a written undertaking by or on behalf of the person to repay advanced expenses if it is ultimately determined that the party is not entitled to be indemnified by the corporation. In such circumstances, the MGCL does not require that the undertaking be secured or that the corporation make a determination of ability to repay.

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VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY CORPORATE TRANSACTIONS
New York	MARYLAND

Under the NYBCL, the board of each constituent corporation, upon adopting such plan of merger or consolidation, shall submit such plan to a vote of shareholders.

The approval of the merger shall require the majority of the shares entitled to vote.

Notwithstanding shareholder authorization and at any time prior to the filing of the Certificate of Merger or consolidation, the plan of merger or consolidation may be abandoned pursuant to a provision for such abandonment, if any, contained in the plan of merger or consolidation.

Under the MGCL, a Maryland corporation generally may not dissolve, merge or consolidate with, or convert to, another entity, sell all or substantially all of its assets or engage in a statutory share exchange unless the action is declared advisable by the board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter, unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is specified in the corporation’s charter.

A proposed consolidation, merger, or share exchange may be abandoned before the effective date:

(1) If the articles of merger so provide, by majority vote of the entire board of directors of any one corporation party to the articles; or

(2) Unless the articles provide otherwise, by majority vote of the entire board of directors of each Maryland corporation.

DIVIDENDS

Under the NYBCL, corporations may declare and pay dividends or make other distributions in cash or its bonds or its property, including the shares or bonds of other corporations, on its outstanding shares, except when currently the corporation is insolvent or would thereby be made insolvent, or when the declaration, payment or distribution would be contrary to any restrictions contained in the Certificate of Incorporation.

Dividends may be declared or paid and other distributions may be made either (1) out of surplus, so that the net assets of the corporation remaining after such declaration, payment or distribution shall at least equal the amount of its stated capital, or (2) in case there shall be no such surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

Under the MGCL, corporations may pay dividends from (i) the net earnings of the corporation for the fiscal year in which the distribution is made; (ii) The net earnings of the corporation for the preceding fiscal year; or (iii) the sum of the net earnings of the corporation for the preceding eight fiscal quarters, unless (x) The corporation would not be able to pay indebtedness of the corporation as the indebtedness becomes due in the usual course of business; or (y) the corporation's total assets would be less than the sum of the corporation's total liabilities plus, unless the charter permits otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution

33

APPRAISAL RIGHTS; DISSENTERS' RIGHTS
New York	MARYLAND

Under the NYBCL, dissenting holders of common stock who follow prescribed statutory procedures are entitled to appraisal rights in certain circumstances, including any plan of merger or consolidation to which the corporation is a party, a share exchange, any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation which requires shareholder approval except that the right to shall not be available:

(i) to a shareholder of the parent corporation in a merger between a parent and a subsidiary corporations; or

(ii) to a shareholder of the surviving corporation in a merger authorized by the NYBCL, other than a merger specified above, unless such merger effects one or more of the changes specified in subparagraph (b) (6) of section 806 of NYBCL in the rights of the shares held by such shareholder; or

(iii) to a shareholder for the shares of any class or series of stock, which shares or depository receipts, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of merger or consolidation, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

Under the MGCL, a stockholder of a Maryland corporation generally has the right to demand and receive payment of the fair value of the stockholder’s stock from the successor if the corporation consolidates or merges with or converts into another corporation, the stockholder’s stock is to be acquired in a share exchange, the corporation transfers all or substantially all its assets, the corporation amends its charter in certain circumstances or the transaction is governed by or exempted from the applicable business combination provisions of the MGCL described above.
SPECIAL MEETINGS OF SHAREHOLDERS
Under the NYBCL, a special meetings of the shareholders may be called by: (i) the board of directors, or (ii) such person or persons as may be so authorized by the Certificate of Incorporation or the Bylaws.

The MGCL provides that a special meeting of stockholders may be called by: (i) the board of directors; or (ii) such person or persons as may be authorized by the Certificate of Incorporation or by the Bylaws.

SHAREHOLDERS' CONSENT WITHOUT A MEETING

Under the NYBCL, any action may be taken without a meeting by written consent, setting forth the action so taken, signed by the holders of all outstanding shares entitled to vote thereon or, if the Certificate of Incorporation so permits, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The MGCL permits holders of common stock to vote generally in the election of directors to take action by less than unanimous written consent without a meeting only if authorized by the articles of incorporation.

34

AMENDMENT TO CHARTER
New York	MARYLAND

Under the NYBCL, any amendment or change of the Certificate of Incorporation may be authorized by vote of the board, followed by vote of a majority of all outstanding shares entitled to vote in a meeting of shareholders. The Certificate might provide for a greater vote than would be necessary under the NYBCL.

However, any one or more of the following changes may be authorized by or pursuant to authorization of the board:

(1) To specify or change the location of the corporation's office.

(2) To specify or change the post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him.

(3) To make, revoke or change the designation of a registered agent, or to specify or change the address of its registered agent.

Under the MGCL, after the corporation issues shares, the board of directors may adopt an amendment without stockholder approval (if authorized or not prohibited by the articles of incorporation) to:

(i)    Increase or decrease the aggregate number of shares of stock or the number of shares of stock of any authorized class or series.

(ii)   Effect a reverse stock split in specific circumstances for certain types of corporations.

(iii)  Change the corporation’s name.

(iv)  Change the name or other designation or the par value of any class or series of the corporation’s stock and the aggregate par value of the corporation’s stock.

If authorized by the articles of incorporation, the board of directors may file articles supplementary to classify or reclassify any unissued stock from time to time by setting or changing the stock’s preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. The board of directors may not issue any of the stock that is classified, reclassified, or newly authorized by a charter amendment before the amendment becomes effective. In all other cases, amending the articles of incorporation requires stockholder approval.

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Amendment to ByLaws
New York	MARYLAND

Bylaws may be adopted, amended or repealed by a majority of the votes cast by the shares at the time entitled to vote in the election of any directors. When so provided in the Certificate of Incorporation or a Bylaw adopted by the shareholders, Bylaws may also be adopted, amended or repealed by the board by such vote as may be therein specified, but any Bylaw adopted by the board may be amended or repealed by the shareholders entitled to vote thereon as herein provided.

The power to adopt, amend or repeal Bylaws shall be in the stockholders entitled to vote. Notwithstanding the foregoing, any corporation may, in its Articles of Incorporation, confer the power to adopt, amend or repeal Bylaws upon the directors to the extent that the charter or bylaws vest it in the board of directors.

BUSINESS COMBINATIONS WITH INTERESTED SHAREHOLDERS

New York	MARYLAND

Under NYBCL, an interested shareholder is generally prohibited from entering into certain types of business combinations with a New York corporation for a period of five years after becoming an interested shareholder, unless the board of directors approves either the business combination or the acquisition of stock by the interested shareholder before the interested shareholder acquires his or her shares.

An "interested shareholder" under NYBCL is generally a beneficial owner of at least 20% of the corporation's outstanding voting stock. "Business combinations" under NYBCL include mergers and consolidations between corporations or with an interested shareholder; sales, leases, mortgages or other dispositions to an interested shareholder of assets with an aggregate market value which either equals 10% or more of the corporation's consolidated assets or outstanding stock, or represents 10% or more of the consolidated earning power or net income of the corporation; issues and transfers to an interested shareholder of stock with an aggregate market value of at least 5% of the aggregate market value of the outstanding stock of the corporation; liquidation or dissolution of the corporation proposed by or in connection with an interested shareholder; reclassification or recapitalization of stock that would increase the proportionate stock ownership of an interested shareholder; and the receipt by an interested shareholder of any benefit from loans, guarantees, pledges or other financial assistance or tax benefits provided by the corporation.

After a five-year period, NYBCL allows such business combination if it is approved by a majority of the voting stock not owned by the interested shareholder or by an affiliate or associate of the interested shareholder. Business combinations are also permitted when certain statutory "fair price" requirements are met.

Under the MGCL, certain “business combinations” (as defined in the MGCL) between a Maryland corporation and an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder became an interested stockholder. Under the MGCL, an “interested stockholder” includes a person (other than the corporation or any subsidiary) who is:

(i)    the beneficial owner, directly or indirectly, of 10 percent or more of the voting power of the outstanding voting stock of the corporation after the date on which the corporation had 100 or more beneficial owners of its stock; or

(ii)   is an affiliate or associate of the corporation and was the beneficial owner, directly or indirectly, of 10 percent or more of the voting power of the then outstanding stock of the corporation (i) at any time within the two-year period immediately prior to the date in question, and (ii) after the date on which the corporation had 100 or more beneficial owners of its stock.

Business combinations for the purposes of the preceding paragraph are defined by the MGCL to include certain mergers, consolidations, recapitalizations, share exchanges and asset transfers, some issuances and reclassifications of equity securities, the adoption of a plan of liquidation or dissolution or the receipt by an interested stockholder or its affiliate of any loan advance, guarantee, pledge or other financial assistance or tax advantage provided by the Company. After the five-year moratorium period, any such business combination must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

a)     80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation voting together as a single group; and

b)    two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than voting stock held by the interested stockholder with whom (or with whose affiliate) the business combination is to be effected or by any affiliate or associate of the interested stockholder voting together as a single voting group.

The super-majority vote requirements will not apply if, among other things, the corporation’s stockholders receive an aggregate amount of cash and non-cash consideration that has a market value determined as of the valuation date and in accordance with the requirements of Section 3-603(b)(1) or (2), as applicable, of the MGCL for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares. These provisions of Maryland law do not apply, however, to business combinations that are approved or exempted by the board of directors of the corporation prior to the most recent time that the interested stockholder becomes an interested stockholder.

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PREEMPTIVE RIGHTS
New York	MARYLAND
Shareholders are generally not entitled to preemptive rights in connection with stock issuances by the corporation, unless expressly provided in the Certificate of Incorporation.	Under MGCL, the issuance of shares does not result in preemptive rights of stockholders, unless the Certificate of Incorporation expressly provides for such rights.

Federal Income Tax Consequences

The following discussion addresses the material federal income tax consequences of the reincorporation that are applicable to holders of shares of the Company’s common stock.  The discussion does not deal with all federal income tax consequences that may be relevant to a particular holder of shares of common stock, or any foreign, state or local tax considerations.  Accordingly, holders of Common Stock are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of the reincorporation.

The following discussion is based upon the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Company has not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the reincorporation.

The Company believes that reincorporating the Company from New York to Maryland will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, for federal income tax purposes: (i) no gain or loss will be recognized by the holders of shares of common stock upon consummation of reincorporation; (ii) the aggregate tax basis of shares of common stock after reincorporation will be the same as the aggregate tax basis of shares of common stock before the reincorporation; and (iii) the holding period of the shares of common will include the period for which the shares were held prior to the reincorporation.

At the effective time of reincorporation, your shares of common stock will become an equivalent number of shares of common stock of a corporation incorporated in Maryland.

Effective Time

If approved by the requisite vote of the holders of shares of Common Stock, we expect the Reincorporation to become effective upon the filing of a Certificate of Merger with the New York Secretary of State in accordance with the NYBCL and the filing of Articles of Merger with the SDAT in accordance with the MGCL, or if later, the time specified in such documents that is not more than 30 days after the date on which the Maryland Charter and Articles of Conversion are filed with the SDAT.

Securities Law Consequences

After the Reincorporation, we will continue to be a publicly held company, shares of Common Stock will continue to be traded on the Nasdaq Global Select Capital Market under the symbol “HNVR,” and we will continue to file periodic reports and other documents with the SEC and provide to stockholders the same types of information that we have previously filed and provided. We and our stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as we and our shareholders were prior to the Reincorporation.

Effect of Not Obtaining the Required Vote for Approval

If the Reincorporation Proposal fails to obtain the requisite vote for approval, the Conversion will not be consummated and we will continue to be incorporated in New York.

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Abandonment, Deferral, and Amendment

Notwithstanding a favorable vote of the shareholders, the Board of Directors may decide to abandon or defer the Reincorporation prior to its effectiveness. The Merger Agreement, however, may not be amended after shareholder approval if the amendment would have a material adverse effect on the rights of shareholders or violate applicable law.

Required Vote

The Reincorporation will be approved by a majority of the issued and outstanding shares of the Company WHETHER VOTED IN PERSON OR BY PROXY.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE REINCORPORATION SET FORTH ABOVE.

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PROPOSAL 3 - To approve, as part of the Reincorporation, AN AMENDMENT TO THE charter OF THE SURVIVING CORPORATION TO PERMIT THE BOARD OF DIRECTORS TO INCREASE OR DECREASE THE NUMBER OF AUTHORIZED SHARES AND THE NUMBER OF SHARES OF ANY CLASS OR SERIES OF THE COMPANY.

In connection with the Reincorporation, the Company’s shareholders are requested to consider and vote upon an amendment to the Maryland Articles to permit the Board of Directors to change the number of authorized shares without subsequent stockholder approval (the “Maryland Articles Amendment”).

A corporation can only issue up to the number of shares of stock authorized by its charter. The Company’s charter currently authorizes 17,000,000 shares of common stock and 15,000,000 shares of preferred stock. The Company’s Certificate of Incorporation and New York law sets the authorized number of the Company’s shares and does not give the Board of Directors the ability to change that number without shareholder approval. Accordingly, a change in the number of authorized shares of the Company currently requires an amendment to our Certificate of Incorporation, which requires the affirmative vote of a majority of the votes entitled to be voted at the meeting of shareholders. As a publicly held company, the stockholder approval process is costly and can take several months.

The MGCL permits a Maryland corporation to include in its charter a provision authorizing the board of directors to amend the charter to change the number of authorized shares without stockholder approval. Having this flexibility would enable us to be more opportunistic in the management of our capital. The Amendment provides such authorization to the Board. Although the Amendment will provide the board with flexibility in the future, the Board has no current plans to increase the Company’s authorized shares.

The Amendment would amend Article V(a) of the Maryland Articles to include the following sentence::

“The Board of Directors, pursuant to a resolution approved by a majority of the Whole Board (rounded up to the nearest whole number), and without action by the stockholders, may amend these Articles to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.”

We believe the board of directors should have the flexibility to adjust the number of our authorized shares as it determines to be in the best interests of the Company and its stockholders from time to time.

Required Vote

Approval of Proposal 3 requires the affirmative vote of a majority of the issued and outstanding shares of the Company WHETHER VOTED IN PERSON OR BY PROXY.

Recommendation

The Board recommends a vote “FOR” the approval of Proposal 3.

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PROPOSAL 4 - RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Crowe LLP to act as our independent registered public accounting firm and to audit our consolidated financial statements for the next fiscal year. This appointment will continue at the pleasure of the Audit Committee and is presented to the shareholders for ratification as a matter of good governance. In the event that this appointment is not ratified by our shareholders, the Audit Committee will consider that fact when it selects independent auditors for the following fiscal year.

Crowe LLP has served as our independent registered public accounting firm since 2019, and one or more representatives of Crowe LLP will be present at the Annual Meeting. These representatives will be provided an opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions from shareholders.

The following table sets forth a summary of the fees billed or expected to be billed to the Company by Crowe LLP for professional services rendered for the years ended September 30, 2023, and 2022.

PRINCIPAL ACCOUNTING FIRM FEES

Aggregate fees billed to the Company for the fiscal years ended September 30, 2023, and 2022, by the Company’s principal accounting firm are shown in the following table:

	Fiscal Year Ended September 30
	2023	2022
Audit Fees	$347,000	$330,000
Audit Related Fees		212,661
Tax Fees	-	-
Other Fees	-	-
Total Fees	$347,000	$542,661

Required Vote

THE PROPOSAL TO RATIFY THE SELECTION OF CROWE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE NEXT FISCAL YEAR END, REQUIRES AN AFFIRMATIVE VOTE OF THE MAJORITY OF THE SHARES REPRESENTED ONLINE OR BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE ON THE PROPOSAL.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF CROWE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE NEXT FISCAL YEAR END.

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SHAREHOLDER PROPOSALS

Under our Bylaws, proposals of shareholders to be included in the Company’s 2025 proxy material and addressed at the 2025 Annual Meeting must be received by the Secretary of the Company no more than 120 days, and no less than 90 days, from the anniversary date of this Annual Meeting. Therefore, shareholder proposals for the 2025 Annual Meeting must be received by the Secretary of the Company no later than December 5, 2024.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file. The Company believes that all persons associated with the Company and subject to Section 16(a) have made all required filings on a timely basis for the fiscal year ended September 30, 2023.

OTHER MATTERS

Management knows of no other matters to be presented for consideration at the meeting, or any adjournments thereof. If any other matters shall properly come before the meeting for action by the shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder for the shareholder, pursuant to discretionary authority granted therein.

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Annex A

AGREEMENT AND PLAN OF MERGER

BETWEEN HANOVER BANCORP, INC.

AND

HCB NEWCO CORP.

This AGREEMENT AND PLAN OF MERGER (the "Plan") is entered into as of this ___ day of ______________, 2024, by HANOVER BANCORP, INC., a corporation organized under the laws of the State of New York, with its principal office at 80 E Jericho Turnpike, Mineola, NY 11501 (the "Company") and HCB NEWCO CORP., a corporation organized under the laws of the state of Maryland, with its principal office at 80 E Jericho Turnpike, Mineola, NY 11501 ("Newco").

WHEREAS, the Company desires to change its state of domicile from New York to Maryland (the "Re-Domicile"), because it believes that incorporation under Maryland's laws will provide the Company greater flexibility in corporate governance and enable the Company to materially decrease certain expenses associated with state corporate requirements; and

WHEREAS, Newco was formed under the Maryland General Corporation Law at the direction of the Company's Board of Directors expressly for the purpose of effecting this Re-Domicile; and

WHEREAS, Section 901 of the New York Business Corporation Law authorizes Newco and the Company to enter into a plan of merger, to be executed on behalf of each corporation, setting forth the information contained herein and complying with the applicable provisions of the laws of the jurisdictions under which each corporation is organized, and subject to approval of the shareholders of each corporation; and

WHEREAS, Section 3-102 of the Maryland General Corporation Law authorizes the merger of the Company with and into Newco in the manner set forth in this Plan; and

WHEREAS, the Boards of Directors of the Company and Newco have adopted this Plan pursuant to the applicable provisions of the New York Business Corporation Law and the Maryland General Corporation Law.

NOW, THEREFORE, the parties hereto agree as follows:

Article I.      Names of the Corporations

Section 1.01      Name of Surviving Corporation. Newco shall be the surviving corporation in the merger and shall change its name to Hanover Bancorp, Inc. upon consummation of the merger.

Section 1.02      Name Of Merging Corporation. The name and address of the merging and not-surviving corporation is: Hanover Bancorp, Inc., 80 E Jericho Turnpike, Mineola, NY 11501.

Section 1.03      Names and Address Of Directors. The names and addresses of the members of the Board of Directors of Newco (prior to and after the merger) and the Company are as follows: Michael P. Puorro, Varkey Abraham, Robert Golden, Ahron H. Haspel, Michael Katz, Metin Negrin, Philip Okun, Elena Sisti, and John R. Sorrenti. The address for all directors is c/o Hanover Community Bank, 80 E Jericho Turnpike, Mineola, NY 11501.

Section 1.04      Terms And Conditions Of Acquisition. The terms and conditions of the acquisition are the terms set forth in Article II, Article III and Article IV hereof.

Section 1.05      Effective date. The Plan shall become effective upon a date selected by the mutual agreement in writing of the parties hereto (the "Effective Date"). The date so selected shall be within a reasonable period after the conditions set forth in Article IV have been complied with.

Section 1.06      Other Provisions. The provisions of the Certificate of Incorporation of Newco, as set forth on the Exhibit 1 hereto, are incorporated herein.

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Article II.      CAPITALIZATION; TERMS OF ACQUISITION

Section 2.01      Capitalization of Newco. Newco is authorized to issue 32,000,000 shares of capital stock, which is comprised of 17,000,000 shares of common stock, no par value, and 15,000,000 shares of preferred stock, the rights and preferences which may be determined by the Board of Directors (the "Preferred Stock"). Newco shall not issue any of its shares of Common Stock prior to the Effective Date.

Section 2.02      Capitalization of the Company. The Company is authorized to issue 32,000,000 shares of capital stock; which is comprised of 17,000,000 shares of common stock, par value $0.01 per share, and 15,000,000 shares of preferred stock, par value $0.01 per share, the rights and preferences which may be determined by the Board of Directors (the "Preferred Stock"). As of ____________, 2024, ____________ shares of Common Stock and 150,000 shares of Series A Convertible Perpetual Preferred Stock (the “Series A Preferred Stock”) were issued and outstanding. In addition, as of ____________, 2024, options to purchase ___________ shares of Common Stock were reserved for issuance under employee and director stock option plans.

Section 2.03      Terms of Exchange. Upon the Effective Date, each share of Company Common Stock shall be converted into a share of Newco Common Stock and each share of the Series A Preferred Stock, shall be converted into a share of Newco Preferred Stock having the same terms and conditions as the Series A Preferred Stock (the "Exchange Ratio"), and, to the extent applicable, each option to purchase shares of Company Common Stock shall be converted into an option to purchase shares of Newco Common Stock at the Exchange Ratio. In addition, Newco shall assume all of the Company's obligations under any outstanding stock option or benefit plan.

Article III.      MODE OF CARRYING INTO EFFECT THE PLAN OF EXCHANGE.

Section 3.01      Exchange Effective Immediately. Upon the Effective Date, each certificate representing shares of Company Common Stock and Company Preferred Stock shall by virtue of the Plan, and without any action on the part of the holder thereof, be deemed to represent shares of Newco Common Stock and Newco Preferred Stock, respectively, and shall no longer represent the capital stock of the Company.

Section 3.02      No Exchange of Certificates of Company Stock For Certificates In Newco. All certificates representing Company Common Stock or Company Preferred Stock shall continue to be valid and accepted as evidence of ownership of Newco capital stock after the Effective Date. As soon as practical after the Effective Date, the Company shall deliver to all shareholders with physical stock certificates a letter of transmittal to arrange for the surrender of Company stock certificate for new stock certificate evidencing Newco. All new share certificates issued after the Effective Date will bear the name of Newco.

Article IV.      CONDITIONS FOR CONSUMMATION OF THE PLAN

Consummation of the Plan is conditioned upon the following:

(a)	Approval of the Plan by the holders of a majority of the outstanding shares of the Company entitled to vote thereon;

(b)	Approval of the Plan by the holders of a majority of the votes cast by the holders of shares of Newco entitled to vote thereon.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, the Boards of Directors of Hanover Bancorp, Inc. and HCB Newco Corp. have authorized the execution of the Plan and caused the Plan to be executed as of the date first written above.

Attest:	HCB Newco Corp.

By:
Name:Michael P. Puorro
Title: Chairman & CEO

Attest:	Hanover Bancorp, Inc.

By:
Name: Michael P. Puorro
Title: Chairman & CEO

44

This Agreement and Plan of Merger was adopted by a majority of the outstanding stock of Hanover Bancorp, Inc. entitled to vote thereon pursuant to Section 901 of the New York Business Corporation Law.

Hanover Bancorp, Inc.

By:
Name: Michael P. Puorro
Title: Chairman & CEO

This Agreement and Plan of Merger was unanimously adopted by the shareholders of HCB Newco Corp. pursuant to Section 3-102 of the Maryland General Corporation Law.

HCB Newco Corp.

By:
Name: Michael P. Puorro
Title: Chairman & CEO

45

Annex B – Maryland Articles of Merger

ARTICLES OF MERGER

OF

HCB NEWCO CORP.,

a Maryland corporation

and

HANOVER BANCORP, INC.,

a New York corporation

HCB Newco Corp., a Maryland corporation, and Hanover Bancorp, Inc., a New York, do hereby certify to the State Department of Assessments and Taxation of Maryland (the “Department”) as follows:

FIRST:	HCB Newco Corp., and Hanover Bancorp, Inc., (“Merging Corporation”) agree to merge in the manner hereinafter set forth (the “Merger”).

SECOND:	HCB Newco Corp., is the entity to survive the Merger (“Surviving Corporation”).

THIRD:	Surviving Corporation is incorporated under the laws of the State of Maryland and Merging Corporation is incorporated under the laws of the State of New York.

FOURTH:	Merging Corporation was incorporated under the New York Business Corporation Law on December 22, 2015.

FIFTH:	The principal office of Surviving Corporation in the State of Maryland is located in the City of Baltimore.

SIXTH:	Merging Corporation owns no interest in land in the State of Maryland.

SEVENTH:	The Merger has been duly advised, authorized and approved by Surviving Corporation in the manner and by the vote required by the Maryland General Corporation Law, and the Articles of Incorporation and Bylaws of Surviving Corporation as follows:

(a)	By unanimous written consent, the Board of Directors of Surviving Corporation adopted a resolution declaring the Merger advisable and in the best interests of Surviving Corporation and its sole stockholder, and directing that the Merger be submitted for consideration by the sole stockholder of Surviving Corporation.

(b)	By written consent of the sole stockholder of Surviving Corporation, the Merger was approved by the sole stockholder of Surviving Corporation.

EIGHTH:	The Merger has been duly advised, authorized and approved by Merging Corporation in the manner and by the vote required by the New York Business Corporation Law, and the Restated Certificate of Incorporation and the Amended and Bylaws of Merging Corporation as follows:

(a)	At a meeting duly called and held, the Board of Directors of Merging Corporation adopted a resolution declaring the Merger advisable and in the best interests of Merging Corporation and its stockholders, and directing the Merger be submitted for consideration by the stockholders of Merging Corporation entitled to vote thereon.

(b)	At the annual meeting of stockholders of Merging Corporation duly called and held on March 5, 2024, the Merger was approved by the stockholders of Merging Corporation by the affirmative vote of the holders of a majority of the outstanding shares of Merging Corporation’s common stock.

46

NINTH:	At the Effective Time (as defined herein), in order to change the name of Surviving Corporation to “Hanover Bancorp, Inc.”, the charter of Surviving Corporation, as in effect immediately prior to the Effective Time, will be, and hereby is, amended as part of the Merger, to delete Article II in its entirety and to insert, in lieu thereof, the following:

“ARTICLE I. NAME. The name of the corporation is Hanover Bancorp, Inc. (herein, the “Corporation”).”

The Charter, as so amended, shall continue in full force and effect until duly amended further in accordance with its terms and applicable law.

TENTH:	The total number of shares of all classes of stock which Surviving Corporation has the authority to issue is thirty-two million (32,000,000) shares consisting of seventeen million (17,000,000) shares of common stock, par value $0.01 per share (“Surviving Corporation Common Stock”), and fifteen million (15,000,000) shares of preferred stock, par value $0.01 per share (“Surviving Corporation Preferred Stock”), including 150,000 shares of the Surviving Corporation’s Series A Convertible Perpetual Preferred Stock (the “Surviving Corporation’s Series A Preferred”). The aggregate par value of all of Surviving Corporation’s authorized capital stock is three hundred twenty thousand dollars ($320,000).

ELEVENTH:	The total number of shares of all classes of stock which Merging Corporation has the authority to issue is thirty-two million (32,000,000) shares consisting of seventeen million (17,000,000) shares of common stock, par value $0.01 per share (the “Merging Corporation Common Stock”), fifteen million (15,000,000) shares of preferred stock, par value $0.01 per share (“Merging Corporation Preferred Stock”), including 150,000 shares of the Merging Corporation’s Series A Convertible Perpetual Preferred Stock (the “Merging Corporation’s Series A Preferred”). The aggregate par value of all of Merging Corporation’s authorized capital stock is three hundred twenty thousand dollars ($320,000).

TWELFTH:	At the Effective Time, Surviving Corporation and Merging Corporation shall merge with one another, with Surviving Corporation as the surviving entity and, thereupon, Merging Corporation shall cease to exist, Surviving Corporation shall possess any and all purposes and powers of Merging Corporation, and all leases, licenses, property, rights, privileges and powers of whatever nature and description of Merging Corporation shall be transferred to, vested in and devolved upon Surviving Corporation without further act or deed, subject to all the debts and obligations of Merging Corporation. Except as otherwise provided in these Articles of Merger, consummation of the Merger at the Effective Time shall have the effects set forth in Section 3-114 of the Maryland General Corporation Law and applicable provisions of the New York Business Corporation Law.

THIRTEENTH:	The manner and basis of converting or exchanging the issued shares of stock of Surviving Corporation and the manner and basis of converting or exchanging the issued shares of stock of Merging Corporation at the Effective Time shall be as follows:

At the Effective Time, by virtue of the Merger and without any action on the part of any holder of any shares of stock of Surviving Corporation or any shares of stock of Merging Corporation:

(a)	Each share of Merging Corporation Common Stock and Merging Corporation’s Series A Preferred Stock issued and outstanding immediately prior to the Effective Time will be converted into one (1) validly issued, fully paid and nonassessable share of Surviving Corporation Common Stock or Surviving Corporation’s Series A Preferred Stock, as the case may be.

(b)	Each share of Surviving Corporation Common Stock issued and outstanding immediately prior to the Effective Time (all of which are owned by Merging Corporation) will no longer be issued and outstanding and will automatically be canceled and retired and will cease to exist, and no consideration will be deliverable in exchange therefor.

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(c)	Each share of Merging Corporation Common Stock held in Merging Corporation’s treasury will automatically be canceled and retired and will cease to exist, and no consideration will be deliverable in exchange therefor.

Upon and after the Effective Time, all of the outstanding certificates which prior to the Effective Time represented shares of Merging Corporation Common Stock and Merging Corporation’s Series A Preferred Stock will be deemed for all purposes to evidence ownership of and to represent the shares of Surviving Corporation Common Stock or Surviving Corporation’s Series A Preferred Stock, as the case may be, into which the shares of Merging Corporation Common Stock and Merging Corporation’s Series A Preferred Stock represented by such certificates are converted as herein provided. The registered owner on the books and records of Merging Corporation or its transfer agent of any such outstanding stock certificate will, until such certificate is surrendered for transfer or conversion or otherwise accounted for to Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of Surviving Corporation Common Stock or Surviving Corporation’s Series A Preferred Stock, as the case may be.

At the Effective Time, Surviving Corporation will assume and continue all of Merging Corporation’s equity compensation plans and agreements, and the outstanding and unexercised portions of all options, warrants and rights to buy Merging Corporation Common Stock or Merging Company Preferred Stock will become options, warrants or rights for the same number of shares of Surviving Corporation Common Stock or Surviving Company Preferred Stock with no other changes in the terms and conditions of such options, warrants or rights, including exercise prices, and effective upon the Effective Time, Surviving Corporation will assume the outstanding and unexercised portions of such options, warrants and rights and the obligations of Merging Corporation with respect thereto.

There are no issued and outstanding shares of stock of any class of Surviving Corporation other than Surviving Corporation Common Stock and the Surviving Corporation’s Series A Preferred Stock, and there are no issued and outstanding shares of stock of any class of Merging Corporation other than Merging Corporation Common Stock and the Merging Corporation’s Series A Preferred Stock.

FOURTEENTH:	The Merger shall become effective (the “Effective Time”) upon the date and time of the acceptance of these Articles of Merger for record by the Department. Notwithstanding anything to the contrary in these Articles of Merger, pursuant to Section 3-108 of the Maryland General Corporation Law, the Merger may be abandoned before the Effective Time by majority vote of the entire board of directors of either Surviving Corporation or Merging Corporation.

FIFTEENTH:	The undersigned Chairman and Chief Executive Officer of Surviving Corporation acknowledges these Articles of Merger to be the corporate act of Surviving Corporation and further, as to all matters or facts required to be verified under oath, such undersigned officer acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

SIXTEENTH:	The undersigned Chairman and Chief Executive Officer of Merging Corporation acknowledges these Articles of Merger to be the corporate act of Merging Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under penalties of perjury.

[Signatures appear on the following page]

48

IN WITNESS WHEREOF, these Articles of Merger have been duly executed by the parties hereto as of this ___ day of March, 2024.

Attest:	Hanover Bancorp, Inc.

By:
Name: Michelle Mihas		Name: Michael P. Puorro
Title: Senior Vice President, Corporate Secretary		Title: Chairman & CEO

Attest:	HCB Newco Corp.

By:
Name: Michelle Mihas		Name: Michael P. Puorro
Title: Senior Vice President, Corporate Secretary		Title: Chairman & CEO

49

Annex C – New York Certificate of Merger

CERTIFICATE OF MERGER

OF

HANOVER BANCORP, INC.

(a New York corporation)

INTO

HCB NEWCO CORP.

(a Maryland corporation)

Under Section 907 of the Business Corporation Law

It is hereby certified, upon behalf of each of the constituent corporations herein named, as follows:

FIRST:	The Board of Directors of each of the constituent corporations has duly adopted an Agreement and Plan of Merger (the “Plan”) setting forth the terms and conditions of the merger (the “Merger”) of the constituent corporations.

SECOND:	The name of the foreign constituent corporation, which is to be the surviving corporation, and which is hereinafter sometimes referred to as the “surviving constituent corporation”, is HCB Newco Corp. The jurisdiction of its incorporation is Maryland and the date of its incorporation is [•] 2024. The surviving constituent corporation qualified to do business in the State of New York on [•].

THIRD:	The name of the constituent domestic corporation, which is being merged into the surviving constituent corporation, and which is hereinafter sometimes referred to as the “merged constituent corporation”, is Hanover Bancorp, Inc. The date upon which its certificate of incorporation was filed by the Department of State of the State of New York is December 22, 2015.

FOURTH:	As to each constituent corporation, the Plan sets forth the designation and number of outstanding shares of each class and series, the specification of the classes and series entitled to vote on the Plan, and the specification of each class and series entitled to vote as a class on the Plan, as follows:

Name of Corporation	Designation and number of Shares in each class or series outstanding	Class or Series of Shares entitled to Vote	Class or Series entitled to Vote as a Class
Hanover Bancorp, Inc., a New York corporation	17,000,000 shares of common stock authorized; [•] issued and [•] outstanding	[•]	[•]
	Preferred stock, Series A (15,000,000 shares authorized; issued and outstanding 150,000 shares	0	0
HCB Newco Corp. a Maryland corporation	17,000,000 shares of common stock; 1 issued and 1 outstanding	1	1

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FIFTH:	The Merger was authorized in respect of the merged constituent corporation, by the vote of holders of the outstanding shares of the Common Stock of the merged constituent corporation entitled to vote on the Plan, having not less than the minimum requisite proportion of votes.

SIXTH:	The Merger is permitted by the laws of the jurisdiction of incorporation of the surviving constituent corporation and is in compliance with said laws.

SEVENTH:	The surviving constituent corporation agrees that it may be served with process in the State of New York in any action or special proceeding for the enforcement of any liability or obligation of the merged constituent corporation, for the enforcement of any liability or obligation of the surviving constituent corporation for which the surviving constituent corporation is previously amenable to suit in the State of New York.

EIGHTH:	The surviving constituent corporation agrees that, subject to the provisions of Section 623 of the BCL, it will promptly pay to the shareholders of the merged constituent corporation the amount, if any, to which they shall be entitled under the provisions of the BCL relating to the rights of shareholders to receive payment for their shares.

NINTH:	The surviving constituent corporation hereby designates the Secretary of State of the State of New York as its agent upon whom process against it may be served in the manner set forth in paragraph (b) of Section 306 of the BCL in any action or special proceeding. The post office address without the State of New York to which the said Secretary of State shall mail a copy of any process against the surviving constituent corporation served upon him is: 80 East Jericho Turnpike, Mineola NY 11501.

TENTH:	The constituent domestic corporation hereby certifies that all fees and taxes (including penalties and interest) administered by the Department of Taxation and Finance of the State of New York (the “NYSDTF”) which are then due and payable by the constituent domestic corporation have been paid and that a cessation franchise tax report (estimated or final) through the anticipated date of the Merger (which tax report, if estimated, shall be subject to amendment) has been filed by the constituent domestic corporation. The surviving constituent corporation agrees that it will, within thirty days after the filing of the certificate of merger, file the cessation tax report (if an estimated report was previously filed) and promptly pay to the NYSDTF all fees and taxes (including penalties and interest), if any, which are now due and payable by the constituent domestic corporation to the NYSDTF.

ELEVENTH:	The effective date of the Merger, insofar as the provisions of the BCL govern such effective date, shall be the [•] day of [•], 2024.

[Signatures appear on the following page]

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IN WITNESS WHEREOF, each constituent corporation has cause this Certificate of Merger to be signed by its authorized officer as of this day of [•] , 2024.

Attest:	Hanover Bancorp, Inc.

By:
Name: Michelle Mihas		Name: Michael P. Puorro
Title: Senior Vice President, Corporate Secretary		Title: Chairman & CEO

Attest:	HCB Newco Corp.

By:
Name: Michelle Mihas		Name: Michael P. Puorro
Title: Senior Vice President, Corporate Secretary		Title: Chairman & CEO

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Annex D-1 – Maryland Articles

ARTICLES OF INCORPORATION OF

HCB NEWCO CORP.

The undersigned, [•], whose address is [•], being at least 18 years of age, acting as incorporator, does hereby form a corporation under the General Laws of the State of Maryland having the following Articles of Incorporation:

Article I.           Name. The name of the corporation is HCB Newco Corp. (herein, the “Corporation”).

Article II.         Principal Office. The address of the principal office of the Corporation in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, Maryland 21202.

Article III.        Purpose. The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

Article IV.        Resident Agent. The name and address of the registered agent of the Corporation in the State of Maryland is CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, Maryland 21202. Said resident agent is a Maryland corporation.

Article V.         Capital Stock Section 5.01      Authorized Stock. The total number of shares of capital stock of all classes that the Corporation has authority to issue is thirty-two million (32,000,000) shares, consisting of:

(a)	fifteen million (15,000,000) shares of preferred stock, par value one cent ($0.01) per share (the “Preferred Stock”); and

(b)	seventeen million (17,000,000) shares of common stock, par value one cent ($0.01) per share (the “Common Stock”).

The aggregate par value of all the authorized shares of capital stock is three hundred twenty thousand dollars ($320,000). Except to the extent required by governing law, rule or regulation, the shares of capital stock may be issued from time to time by the Board of Directors without further approval of the stockholders of the Corporation. The Corporation shall have the authority to purchase its capital stock out of funds lawfully available therefor, which funds shall include, without limitation, the Corporation’s unreserved and unrestricted capital surplus.

Section 5.02      Common Stock. Except as provided under the terms of any series of Preferred Stock and as limited by Section D of this ARTICLE V, exclusive voting power shall be vested in the Common Stock. Except as otherwise provided in these Articles, each holder of Common Stock shall be entitled to one vote for each share of Common Stock standing in the holder’s name on the books of the Corporation. Subject to any rights and preferences of any series of Preferred Stock, holders of Common Stock shall be entitled to such dividends as may be declared by the Board of Directors out of funds lawfully available therefor. Upon the liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them, respectively, after: (i) payment or provision for payment of the Corporation’s debts and liabilities; (ii) distributions or provisions for distributions to holders of any class or series of stock having a preference over the Common Stock in the liquidation, dissolution or winding up of the Corporation; and (iii) distributions or provision for distributions in settlement of the Liquidation Account established by the Corporation as described in Section G of this ARTICLE V.

Section 5.03      Preferred Stock. The Board of Directors is hereby expressly authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, to establish from time to time the number of shares to be included in each such series, and to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of each such series. The number of authorized shares of the Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required by law or pursuant to the terms of such Preferred Stock. The power of the stockholders to increase or decrease the authorized shares of Preferred Stock shall not limit any of the powers of the Board of Directors provided under these Articles.

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Section 5.04      SERIES A CONVERTIBLE PERPETUAL PREFERRED STOCK

1.    Definitions.

(a)	“Affiliate” has the meaning set forth in 12 C.F.R. Section 225.2(a) or any successor provision.

(b)	“Articles of Incorporation” means the Articles of Incorporation of the Corporation, as amended and in effect from time and time.

(c)	“Board of Directors” means the board of directors of the Corporation.

(d)	A “business day” means any day other than a Saturday or a Sunday or a day on which banks in New York are authorized or required by law, executive order or regulation to close.

(e)	“Certificate” means a certificate representing one (1) or more shares of Series A Preferred Stock.

(f)	“Common Stock” means the voting common stock of the Corporation, $0.01 par value per share.

(g)	“Corporation” means Hanover Bancorp, Inc., a Maryland corporation.

(h)	“Dividends” has the meaning set forth in Section 3.

(i)	“Exchange Agent” means Computershare Trust Company, N.A., solely in its capacity as transfer and exchange agent for the Corporation, or any successor transfer and exchange agent for the Corporation.

(j)	“Liquidation Distribution” has the meaning set forth in Section 4(b).

(k)	“Permissible Transfer” means a transfer by the holder of Series A Preferred Stock (i) to the Corporation; (ii) in a widely distributed public offering of Common Stock or Series A Preferred Stock; (iii) that is part of an offering that is not a widely distributed public offering of Common Stock or Series A Preferred Stock but is one in which no one transferee (or group of associated transferees) acquires the right to receive two percent (2%) or more of any class of the Voting Securities of the Corporation then outstanding (including pursuant to a related series of transfers); (iv) that is part of a transfer of Common Stock or Series A Preferred Stock to an underwriter for the purpose of conducting a widely distributed public offering; or (v) to a transferee that controls more than fifty percent (50%) of the Voting Securities of the Corporation without giving effect to such transfer.

(l)	“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, or any other form of entity not specifically listed herein.

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(m)	“Series A Preferred Stock” has the meaning set forth in Section 2.

(n)	“Voting Security” has the meaning set forth in 12 C.F.R. Section 225.2(q) or any successor provision.

2.    Designation; Number of Shares. The series of shares of Preferred Stock hereby authorized shall be designated the “Series A Convertible Perpetual Preferred Stock”. The number of authorized shares of the Series A Preferred Stock shall be 150,000 shares. The Series A Preferred Stock shall have a par value of $0.01 per share. Each share of Series A Preferred Stock has the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption as described herein. Each share of Series A Preferred Stock is identical in all respects to every other share of Series A Preferred Stock.

3.    Dividends. The Series A Preferred Stock will rank pari passu with the Common Stock with respect to the payment of dividends or distributions, whether payable in cash, securities, options or other property, and with respect to issuance, grant or sale of any rights to purchase stock, warrants, securities or other property (collectively, the “Dividends”) on a pro rata basis with the Common Stock determined on an as-converted basis assuming all shares had been converted pursuant to Section 5 as of immediately prior to the record date of the applicable Dividend (or if no record date is fixed, the date as of which the record holders of Common Stock entitled to such Dividends are to be determined). Accordingly, the holders of record of Series A Preferred Stock will be entitled to receive as, when, and if declared by the Board of Directors, Dividends in the same per share amount as paid on the number of shares of Common Stock with respect to the number of shares of Common Stock into which the shares of Series A Preferred Stock would be converted, and no Dividends will be payable on the Common Stock or any other class or series of capital stock ranking with respect to Dividends pari passu with the Common Stock unless a Dividend identical to that paid on the Common Stock is payable at the same time on the Series A Preferred Stock in an amount per share of Series A Preferred Stock equal to the product of (a) the per share Dividend declared and paid in respect of each share of Common Stock and (b) the number of shares of Common Stock into which such share of Series A Preferred Stock is then convertible (without regard to any limitations on conversion of the Series A Preferred Stock); provided, however, that if a stock Dividend is declared on Common Stock payable solely in Common Stock, the holders of Series A Preferred Stock will be entitled to a stock Dividend payable solely in shares of Series A Preferred Stock in the same ratio as the number of shares of Common Stock received by the holders of Common Stock. Dividends that are payable on Series A Preferred Stock will be payable to the holders of record of Series A Preferred Stock as they appear on the stock register of the Corporation on the applicable record date, as determined by the Board of Directors, which record date will be the same as the record date for the equivalent Dividend of the Common Stock. In the event that the Board of Directors does not declare or pay any Dividends with respect to shares of Common Stock, then the holders of Series A Preferred Stock will have no right to receive any Dividends.

4.    Liquidation.

(a)            Rank. The Series A Preferred Stock will, with respect to rights upon liquidation, winding up and dissolution, rank (i) subordinate and junior in right of payment to all other securities of the Corporation which, by their respective terms, are senior to the Series A Preferred Stock or the Common Stock, and (ii) pari passu with the Common Stock pro rata on an as-converted basis. Not in limitation of anything contained herein, and for purposes of clarity, the Series A Preferred Stock is subordinated to the general creditors and subordinated debt holders of the Company, and the depositors of the Company’s bank subsidiaries, in any receivership, insolvency, liquidation or similar proceeding.

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(b)            Liquidation Distributions. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Series A Preferred Stock will be entitled to receive, for each share of Series A Preferred Stock, out of the assets of the Corporation or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Corporation, subject to the rights of any Persons to whom the Series A Preferred Stock is subordinate, a distribution (“Liquidation Distribution”) equal to (i) any authorized and declared, but unpaid, Dividends with respect to such share of Series A Preferred Stock at the time of such liquidation, dissolution or winding up, and (ii) the amount the holder of such share of Series A Preferred Stock would receive in respect of such share if such share had been converted into shares of Common Stock at the then applicable conversion rate at the time of such liquidation, dissolution or winding up (assuming the conversion of all shares of Series A Preferred Stock at such time, without regard to any limitations on conversion of the Series A Preferred Stock). All Liquidation Distributions to the holders of the Series A Preferred Stock and Common Stock set forth in clause (ii) above will be made pro rata to the holders thereof.

(c)            Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 4, the merger or consolidation of the Corporation with any other corporation or other entity, including a merger or consolidation in which the holders of Series A Preferred Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or property) of all or substantially all of the assets of the Corporation, will not constitute a liquidation, dissolution or winding up of the Corporation.

5.    Conversion.

(a) General

(i)	A holder of Series A Preferred Stock shall be permitted to convert, or upon the written request of the Corporation shall convert, shares of Series A Preferred Stock into shares of Common Stock at any time or from time to time, provided that upon such conversion the holder, together with all Affiliates of the holder, will not own or control in the aggregate more than nine point nine percent (9.9%) of the Common Stock (or of any class of Voting Securities issued by the Corporation), excluding for the purpose of this calculation any reduction in ownership resulting from transfers by such holder of Voting Securities of the Corporation (which, for the avoidance of doubt, does not include Series A Preferred Stock), provided further that the right to convert under this Section 5(a)(i) shall not be available to a transferee of shares of Series A Preferred Stock with respect to a transfer other than a Permissible Transfer. In any such conversion, each share of Series A Preferred Stock will convert initially into one share of Common Stock, subject to adjustment as provided in Section 6 below .

(ii)	Each share of Series A Preferred Stock will automatically convert into shares of Common Stock, without any further action on the part of any holder, subject to adjustment as provided in Section 6, below, on the date a holder of Series A Preferred Stock transfers any shares of Series A Preferred Stock to a non-Affiliate of the holder in a Permissible Transfer.

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(iii)	To effect any permitted conversion under Section 5(a)(i) or Section 5(a)(ii), the holder shall surrender the certificate or certificates evidencing such shares of Series A Preferred Stock, duly endorsed, at the registered office of the Corporation, and provide written instructions to the Corporation as to the number of whole shares for which such conversion shall be effected, together with any appropriate documentation that may be reasonably required by the Corporation. Upon the surrender of such certificate(s), the Corporation will issue and deliver to such holder (in the case of a conversion under Section 5(a)(i)) or such holder’s transferee (in the case of a conversion under Section 5(a)(ii)) a certificate or certificates for the number of shares of Common Stock into which the Series A Preferred Stock has been converted and, in the event that such conversion is with respect to some, but not all, of the holder’s shares of Series A Preferred Stock, the Corporation shall deliver to such holder a certificate or certificate(s) representing the number of shares of Series A Preferred Stock that were not converted to Common Stock or Non-Voting Common Stock.

(iv)	All shares of Common Stock delivered upon conversion of the Series A Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests, charges and other encumbrances.

(b)     Reservation of Shares Issuable Upon Conversion. The Corporation will at all times reserve and keep available out of its authorized but unissued Common Stock solely for the purpose of effecting the conversion of the Series A Preferred Stock such number of shares of Common Stock as will from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock; and if at any time the number of shares of authorized but unissued Common Stock will not be sufficient to effect the conversion of all then outstanding Series A Preferred Stock, the Corporation will take such action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Common Stock to such number of shares as will be sufficient for such purpose.

(d)    No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such actions as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred Stock against impairment.

(e)    Compliance with Law. Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Series A Preferred Stock, the Corporation shall use its reasonable best efforts to comply with any federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(f)    Listing. The Corporation hereby covenants and agrees that, if at any time the Common Stock shall be traded on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed, so long as the Common Stock shall be so listed on such exchange, all the Common Stock issuable upon conversion of the Series A Preferred Stock; provided, however, that if the rules of such exchange require the Corporation to defer the listing of such Common Stock until the first conversion of Series A Preferred Stock into Common Stock in accordance with the provisions hereof, the Corporation covenants to list such Common Stock issuable upon conversion of the Series A Preferred Stock in accordance with the requirements of such exchange at such time.

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6.    Adjustments.

(a)    Combinations or Divisions of Common Stock. In the event that the Corporation at any time or from time to time will effect a division of the Common Stock into a greater number of shares (by stock split, reclassification or otherwise other than by payment of a Dividend in Common Stock or in any right to acquire the Common Stock), or in the event the outstanding Common Stock will be combined or consolidated, by reclassification, reverse stock split or otherwise, into a lesser number of shares of the Common Stock, then the dividend, liquidation, and conversion rights of each share of Series A Preferred Stock in effect immediately prior to such event will, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate.

(b)    Reclassification, Exchange or Substitution. If the Common Stock is changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a division or combination of shares provided for in Section 6(a) above), (1) the conversion ratio then in effect will, concurrently with the effectiveness of such transaction, be adjusted so that each share of the Series A Preferred Stock will be convertible into, in lieu of the number of shares of Common Stock which the holders of the Series A Preferred Stock would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equal to the product of (i) the number of shares of such other class or classes of stock that a holder of a share of Common Stock would be entitled to receive in such transaction and (ii) the number of shares of Common Stock into which such share of Series A Preferred Stock is then convertible (without regard to any limitations on conversion of the Series A Preferred Stock) immediately before that transaction and (2) the Dividend and Liquidation Distribution rights then in effect will, concurrently with the effectiveness of such transaction, be adjusted so that each share of Series A Preferred Stock will be entitled to a Dividend and Liquidation Distribution right, in lieu of with respect to the number of shares of Common Stock which the holders of the Series A Preferred Stock would otherwise have been entitled to receive, with respect to a number of shares of such other class or classes of stock equal to the product of (i) the number of shares of such other class or classes of stock that a holder of a share of Common Stock would be entitled to receive in such transaction and (ii) the number of shares of Common Stock into which such share of Series A Preferred Stock is then convertible (without regard to any limitations on conversion of the Series A Preferred Stock) immediately before that transaction.

(c)    Certificates as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 6, the Corporation at its expense will promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate executed by the Corporation’s President (or other appropriate officer) setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation will, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series A Preferred Stock.

7.    Reorganization, Mergers, Consolidations or Sales of Assets. If at any time or from time to time there will be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares otherwise provided for in Section 6) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all the Corporation’s properties and assets to any other Person, then, as a part of such reorganization, merger, consolidation or sale, provision will be made so that the holders of the Series A Preferred Stock will thereafter be entitled to receive upon conversion of the Series A Preferred Stock, the number of shares of stock or other securities or property of the Corporation, or of the successor company resulting from such merger or consolidation or sale, to which a holder of that number of shares of Common Stock deliverable upon conversion of the Series A Preferred Stock would have been entitled to receive on such capital reorganization, merger, consolidation or sale (without regard to any limitations on conversion of the Series A Preferred Stock).

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8.    Redemption. Except to the extent a liquidation under Section 4 may be deemed to be a redemption, the Series A Preferred Stock will not be redeemable at the option of the Corporation or any holder of Series A Preferred Stock at any time. Notwithstanding the foregoing, the Corporation will not be prohibited from repurchasing or otherwise acquiring shares of Series A Preferred Stock in voluntary transactions with the holders thereof, subject to compliance with any applicable legal or regulatory requirements, including applicable regulatory capital requirements. Any shares of Series A Preferred Stock repurchased or otherwise acquired may be cancelled by the Corporation and thereafter be reissued as shares of any series of preferred stock of the Corporation.

9.    Voting Rights. The holders of Series A Preferred Stock will not have any voting rights, except as may otherwise from time to time be required by law. If the holders of Series A Preferred Stock shall be entitled by law to vote as a single class with the holders of outstanding shares of Common Stock, with respect to any and all matters presented to the shareholders of the Corporation for their action or consideration (by vote or written consent), each share of Series A Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which such share is convertible pursuant to Section 5.

10.    Protective Provisions. So long as any shares of Series A Preferred Stock are issued and outstanding, the Corporation will not (including by means of merger, consolidation or otherwise), except as otherwise required herein, without obtaining the approval (by vote or written consent) of the holders of a majority of the issued and outstanding shares of Series A Preferred Stock, (a) alter or change the rights, preferences, privileges or restrictions provided for the benefit of the holders of the Series A Preferred Stock so as to affect them adversely, (b) increase or decrease the authorized number of shares of Series A Preferred Stock or (c) enter into any agreement, merger or business consolidation, or engage in any other transaction, or take any action that would have the effect of adversely changing any preference or any relative or other right provided for the benefit of the holders of the Series A Preferred Stock. In the event that the Corporation offers to repurchase shares of Common Stock directly from the holders thereof other than as part of a publicly announced stock repurchase program, the Corporation shall offer to repurchase shares of Series A Preferred Stock pro rata based upon the number of shares of Common Stock such holders would be entitled to receive if such shares were converted into shares of Common Stock immediately prior to such repurchase.

11.    Notices. All notices required or permitted to be given by the Corporation with respect to the Series A Preferred Stock shall be in writing, and if delivered by first class United States mail, postage prepaid, to the holders of the Series A Preferred Stock at their last addresses as they shall appear upon the books of the Corporation, shall be conclusively presumed to have been duly given, whether or not the holder actually receives such notice; provided, however, that failure to duly give such notice by mail, or any defect in such notice, to the holders of any stock designated for repurchase, shall not affect the validity of the proceedings for the repurchase of any other shares of Series A Preferred Stock, or of any other matter required to be presented for the approval of the holders of the Series A Preferred Stock.

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12.    Record Holders. To the fullest extent permitted by law, the Corporation will be entitled to recognize the record holder of any share of Series A Preferred Stock as the true and lawful owner thereof for all purposes and will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other Person, whether or not it will have express or other notice thereof.

13.    Term. The Series A Preferred Stock shall have perpetual term unless converted in accordance with Section 5.

14.    No Preemptive Rights. The holders of Series A Preferred Stock are not entitled to any preemptive or preferential right to purchase or subscribe for any capital stock, obligations, warrants or other securities or rights of the Corporation, except for any such rights that may be granted by way of separate contract or agreement to one or more holders of Series A Preferred Stock.

15.    Replacement Certificates. In the event that any Certificate will have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Corporation, the posting by such Person of a bond in such amount as the Corporation may determine is necessary as indemnity against any claim that may be made against it with respect to such Certificate, the Corporation or the Exchange Agent, as applicable, will deliver in exchange for such lost, stolen or destroyed Certificate a replacement Certificate.

16.    Other Rights. The shares of Series A Preferred Stock have no preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or rights, other than as set forth herein or as provided by applicable law.

17.    General Provisions. In addition to the above provisions with respect to the Series A Preferred Stock, such Series A Preferred Stock shall be subject to, and entitled to the benefits of, the provisions set forth in the Corporation’s Certificate of Incorporation with respect to preferred stock generally.

Section 5.05      Majority Vote for Certain Actions. With respect to those actions as to which any provision of the Maryland General Corporation Law (the “MGCL”) requires stockholder authorization by a greater proportion than a majority of the total number of shares of all classes of capital stock or of the total number of shares of any class of capital stock, any such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes outstanding and entitled to vote thereon, except as otherwise provided in these Articles.

Section 5.06      Quorum. Except as otherwise provided by law or expressly provided in these Articles, the presence, in person or by proxy, of the holders of record of shares of capital stock of the Corporation entitling the holders thereof to cast a majority of the votes (after giving effect, if required, to the provisions of ARTICLE V, Section D) entitled to be cast by the holders of shares of capital stock of the Corporation entitled to vote shall constitute a quorum at all meetings of the stockholders, and every reference in these Articles to a majority or other proportion of capital stock (or the holders thereof) for purposes of determining any quorum requirement or any requirement for stockholder consent or approval shall be deemed to refer to such majority or other proportion of the votes (or the holders thereof) then entitled to be cast in respect of such capital stock.

Article VI.      Preemptive Rights. Except for preemptive rights approved by the Board of Directors pursuant to a resolution approved by a majority of the directors then in office, no holder of the capital stock of the Corporation or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued capital stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for capital stock of any class or series or carrying any right to purchase stock of any class or series.

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Article VII.      Directors. The following provisions are made a part of these Articles for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

Section 7.01      Management of the Corporation. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. All powers of the Corporation may be exercised by or under the authority of the Board of Directors, except as conferred on or as reserved to the stockholders by law or by these Articles or the Bylaws of the Corporation; provided, however, that any limitations on the Board of Directors’ management or direction of the affairs of the Corporation shall reserve the directors’ full power to discharge their fiduciary duties.

Section 7.02      Number, Class and Terms of Directors; No Cumulative Voting. The number of directors constituting the Board of Directors of the Corporation, which shall initially be nine, shall be fixed from time to time exclusively by a majority vote of the Board of Directors; provided, however, that such number shall never be less than the minimum number of directors required by the MGCL now or hereafter in force.

The names of the individuals who will serve as the initial directors of the Corporation until their successors are elected and qualify are as follows:

• Michael P. Puorro • Varkey Abraham • Robert Golden • Ahron H. Haspel • Michael Katz	• Metin Negrin • Philip Okun • Elena Sisti • John R. Sorrenti

The classes, if any, for the terms of office for directors will be as described in the Bylaws of the Corporation.

Stockholders shall not be permitted to cumulate their votes in the election of directors. A plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director, unless the bylaws otherwise provide.

Section 7.03      Vacancies. Any vacancies in the Board of Directors resulting from an increase in the size of the Board of Directors or the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining Board of Directors (whether or not they constitute a quorum) for the remainder of the full term of the director in which the vacancy occurred (as applicable) and until a successor is duly elected and qualifies.

Section 7.04      Removal. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 75% of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (after giving effect to the provisions of Article 5 hereof) voting together as a single class.

Section 7.05      Stockholder Proposals and Nominations of Directors. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation. Stockholder proposals to be presented in connection with a special meeting of stockholders shall be presented by the Corporation only to the extent required by Section 2-502 of the MGCL and the Bylaws of the Corporation.

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Section 7.06      Special Meetings of Stockholders. Special meetings of stockholders shall be called by the Secretary only as otherwise permitted by the Bylaws or at the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting addressed to the Corporation’s Secretary. Such written request shall state the purpose or purposes of the meeting and the matters proposed to be acted upon at the meeting, and shall be delivered at the principal office of the Corporation addressed to the President or the Secretary. The Secretary shall inform the stockholders who make the request of the reasonably estimated cost of preparing and mailing a notice of the meeting and, upon payment of these costs to the Corporation, notify each stockholder entitled to notice of the meeting.

Article VIII.      Bylaws. The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation. The affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors (after giving effect to the provisions of ARTICLE V hereof), voting together as a single class, shall be required for the adoption, amendment or repeal of any provisions of the Bylaws of the Corporation by the stockholders.

Article IX.      Evaluation of Certain Offers. The Board of Directors, when evaluating (i) any offer of another Person (as defined below) to (A) make a tender or exchange offer for any equity security of the Corporation, (B) merge or consolidate the Corporation with another corporation or entity, or (C) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation or (ii) any other actual or proposed transaction that would or may involve a change in control of the Corporation (whether by purchases of shares of stock or any other securities of the Corporation in the open market or otherwise, tender offer, merger, consolidation, share exchange, dissolution, liquidation, sale of all or substantially all of the assets of the Corporation, proxy solicitation or otherwise), may, but is not required to, in connection with the exercise of its business judgment in determining what is in the best interests of the Corporation and its stockholders and in making any recommendation to the Corporation’s stockholders, give due consideration to all relevant factors, including, but not limited to: (A) the economic effect, both immediate and long-term, upon the Corporation’s stockholders, including stockholders, if any, who do not participate in the transaction; (B) the social and economic effect on the present and future employees, creditors and customers of, and others dealing with, the Corporation and its subsidiaries and on the communities in which the Corporation and its subsidiaries operate or are located; (C) whether the proposal is acceptable based on the historical, current or projected future operating results or financial condition of the Corporation; (D) whether a more favorable price could be obtained for the Corporation’s stock or other securities in the future; (E) the reputation and business practices of the other entity to be involved in the transaction and its management and affiliates as they would affect the employees of the Corporation and its subsidiaries; (F) the future value of the stock or any other securities of the Corporation or the other entity to be involved in the proposed transaction; (G) any antitrust or other legal and regulatory issues that are raised by the proposal; (H) the business and historical, current or expected future financial condition or operating results of the other entity to be involved in the transaction, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the proposed transaction, and other likely financial obligations of the other entity to be involved in the proposed transaction; and (I) the ability of the Corporation to fulfill its objectives as a financial institution holding company and on the ability of its subsidiary financial institution(s) to fulfill the objectives of a federally insured financial institution under applicable statutes and regulations. If the Board of Directors determines that any proposed transaction of the type described in clause (i) or (ii) of the immediately preceding sentence should be rejected, it may take any lawful action to defeat such transaction, including, but not limited to, any or all of the following: advising stockholders not to accept the proposal; instituting litigation against the party making the proposal; filing complaints with governmental and regulatory authorities; acquiring the stock or any of the securities of the Corporation; selling or otherwise issuing authorized but unissued stock or other securities or granting options or rights with respect thereto; and/or obtaining a more favorable offer from another Person. This ARTICLE IX sets forth certain factors that may be considered by the Board of Directors, but does not create any implication concerning the factors that must be considered, or any other factors that may or may not be considered, by the Board of Directors regarding any proposed transaction of the type described in clause (i) or (ii) of the first sentence of this ARTICLE IX.

For purposes of this ARTICLE IX, a “Person” shall include an individual, a group acting in concert, a corporation, a partnership, an association, a joint venture, a pool, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group or entity formed for the purpose of acquiring, holding or disposing of securities.

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Article X.      Indemnification, etc. of Directors and Officers.

Section 10.01      Indemnification. The Corporation shall indemnify (1) its current and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the MGCL now or hereafter in force and (2) other employees and agents to such extent as shall be authorized by the Board of Directors and permitted by law; provided, however, that, except as provided in Section B of this ARTICLE X with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. In addition, it shall be within the discretion of the Board of Directors whether to advance any funds incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the MGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director of officer, indemnification shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

Section 10.02      Procedure. If a claim under Section A of this ARTICLE X is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall also be entitled to be reimbursed the expense of prosecuting or defending such suit. It shall be a defense to any action for advancement of expenses that the Corporation has not received both (i) an undertaking as required by law to repay such advances in the event it shall ultimately be determined that the standard of conduct has not been met and (ii) a written affirmation by the indemnitee of his or her good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard for indemnification set forth in the MGCL. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the MGCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this ARTICLE X or otherwise shall be on the Corporation.

Section 10.03      Non-Exclusivity. The rights to indemnification and to the advancement of expenses conferred in this ARTICLE X shall not be exclusive of any other right that any Person may have or hereafter acquire under any statute, these Articles, the Corporation’s Bylaws, any agreement, any vote of stockholders or the Board of Directors, or otherwise.

Section 10.04      Insurance. The Corporation may maintain insurance, at its expense, to insure itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such Person against such expense, liability or loss under the MGCL.

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Section 10.05      Miscellaneous. The Corporation shall not be liable for any payment under this ARTICLE X in connection with a claim made by any indemnitee to the extent such indemnitee has otherwise actually received payment under any insurance policy, agreement, or otherwise, of the amounts otherwise indemnifiable hereunder. The rights to indemnification and to the advancement of expenses conferred in Sections A and B of this ARTICLE X shall be contractual rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators.

Section 10.06      Limitations Imposed by Federal Law. Notwithstanding any other provision set forth in this ARTICLE X, in no event shall any payments made by the Corporation pursuant to this ARTICLE X exceed the amount permissible under applicable federal law, including, without limitation, Section 18(k) of the Federal Deposit Insurance Act and the regulations promulgated thereunder.

Section 10.07      Any repeal or modification of this ARTICLE X shall not in any way diminish any rights to indemnification or to an advancement of expenses of such director or officer or the obligations of the Corporation arising hereunder with respect to events occurring, or claims made, while this ARTICLE X is in force.

An officer or director of the Corporation, as such, shall not be liable to the Corporation or its stockholders for money damages, except (A) to the extent that it is proved that the Person actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received; or (B) to the extent that a judgment or other final adjudication adverse to the Person is entered in a proceeding based on a finding in the proceeding that the Person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; or (C) to the extent otherwise provided by the MGCL. If the MGCL is amended to further eliminate or limit the personal liability of officers and directors, then the personal liability of officers and directors of the Corporation shall be eliminated or limited to the fullest extent permitted by the MGCL, as so amended.

Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification.

The Corporation reserves the right to amend or repeal any provision contained in these Articles in the manner prescribed by the MGCL, including any amendment altering the terms or contractual rights, as expressly set forth in these Articles, of any of the Corporation’s outstanding stock by classification, reclassification or otherwise, and no stockholder approval shall be required if the approval of stockholders is not required for the proposed amendment or repeal by the MGCL, and all rights conferred upon stockholders are granted subject to this reservation.

No proposed amendment or repeal of any provision of these Articles shall be submitted to a stockholder vote unless the Board of Directors shall have (1) approved the proposed amendment or repeal, (2) determined that it is advisable, and (3) directed that it be submitted for consideration at either an annual or special meeting of the stockholders pursuant to a resolution approved by the Board of Directors. Any proposed amendment or repeal of any provision of these Articles may be abandoned by the Board of Directors at any time before its effective time upon the adoption of a resolution approved by a majority of the Whole Board (rounded up to the nearest whole number).

The name and mailing address of the sole incorporator are as follows:

[•]

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, IN WITNESS WHEREOF, I have signed these articles and acknowledge the same to be my act.

_______________________________

[•] Incorporator

[•]

[•]

[•]

I hereby consent to my designation in this document as resident agent for this corporation.

[Registered Agent]

By:
Name:
Title:

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Annex D-2 – Maryland Articles Amendment

HANOVER BANCORP, INC.

ARTICLES OF AMENDMENT

Hanover Bancorp, Inc., a Maryland corporation (hereinafter referred to as the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:	The charter of the Corporation is hereby amended by striking Section 5.01 of Article FIFTH in its entirety and inserting in lieu thereof the following:

“Section 5.01      Authorized Stock. The total number of shares of capital stock of all classes that the Corporation has authority to issue is thirty-two million (32,000,000) shares, consisting of:

(a)	fifteen million (15,000,000) shares of preferred stock, par value one cent ($0.01) per share (the “Preferred Stock”); and

(b)	seventeen million (17,000,000) shares of common stock, par value one cent ($0.01) per share (the “Common Stock”).

The aggregate par value of all the authorized shares of capital stock is three hundred twenty thousand dollars ($320,000). Except to the extent required by governing law, rule or regulation, the shares of capital stock may be issued from time to time by the Board of Directors without further approval of the stockholders of the Corporation. The Corporation shall have the authority to purchase its capital stock out of funds lawfully available therefor, which funds shall include, without limitation, the Corporation’s unreserved and unrestricted capital surplus. The Board of Directors, pursuant to a resolution approved by a majority of the Whole Board (rounded up to the nearest whole number), and without action by the stockholders, may amend these Articles to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue. For the purposes of these Articles, the term “Whole Board” shall mean the total number of directors that the Corporation would have if there were no vacancies on the Board of Directors at the time any such resolution is presented to the Board of Directors for adoption.”

SECOND:	The amendment to the Charter as set forth above has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

THIRD:	A description of each class of stock of the Corporation with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualification and terms and conditions of redemption, of each class of the authorized capital stock as increased, is set forth in the charter of the Corporation, and such description has not been changed by the amendment of the charter of the Corporation herein set forth.

The undersigned officer, on behalf of the Corporation, acknowledges this instrument to be the corporate act of the Corporation and states under the penalties of perjury that to the best of her knowledge, information and belief the matters and facts herein set forth with respect to approval are true in all material respects.

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IN WITNESS WHEREOF, HANOVER BANCORP INC. has caused these presents to be signed in its name and on its behalf on [•], 2024.

Attest:		Hanover Bancorp, Inc.

By:
Name:	Michelle Mihas		Name: Michael P. Puorro
Title:	Senior Vice President, Corporate Secretary		Title: Chairman & CEO

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Annex D – Maryland Bylaws

BY-LAWS

OF

HCB NEWCO CORP.,

a Maryland Corporation

Article I.

SHAREHOLDERS

Section 1.01      Annual Meetings. The annual meeting of the shareholders for the election of directors and the transaction of other business shall be held each year on such day and at such hour as shall be fixed by the Board of Directors. Failure to hold an annual meeting does not invalidate the Corporation’s existence or affect any otherwise valid corporate act.

Section 1.02      Special Meetings. A special meeting of the shareholders may be called at any time by the board or the holders of a majority of the outstanding shares and shall be held on such day and at such hour as is fixed in the call of the meeting.

Section 1.03      Place of Meetings. Meetings of shareholders shall be held at the principal office of the Corporation or at such other place, within or without the State of Maryland, as may be fixed by the Board of Directors, or, to the extent permitted by law, such meetings may be held electronically, by whatever means are then legally permitted.

Section 1.04      Notice of Meetings. Notice of each meeting of shareholders shall be in writing and shall state the place, date, and hour of the meeting. Notice of a special meeting also shall state the purpose or purposes for which the meeting is called and shall indicate who called the meeting. A copy of the notice of any meeting shall be given, personally or by mail, not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each shareholder entitled to vote at the meeting. If mailed, such notice is given when deposited in the United States mail, with postage thereon prepaid, directed to the shareholder at such address as appears on the record of shareholders, or, if the shareholder shall have filed with the Secretary a written request that notices be mailed to some other address, then directed to the shareholder at such other address. Notice of meetings of shareholders need not be given to any shareholder who submits a signed waiver of notice, in person or by proxy, whether before or after the meeting. The attendance of any shareholder at a meeting, whether in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by such shareholder.

Section 1.05      Organization. At each meeting of shareholders, the Chairman shall preside and the Secretary or Assistant Secretary shall act as secretary of the meeting. If none of those designated to preside or to act as secretary of the meeting shall be present, the shareholders present in person or by proxy and entitled to vote at the meeting shall select someone to preside or to act as secretary, as may be needed.

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Section 1.06      Quorum. Unless the Articles of Incorporation of the Corporation provide otherwise, at each meeting of shareholders, the holders of a majority of the shares entitled to vote thereat, present in person or by proxy, shall constitute a quorum for the transaction of business.

Section 1.07      Voting. Except as otherwise provided by law or by the Articles of Incorporation, at each meeting of shareholders, every shareholder of record shall be entitled to cast one vote for every share of stock standing in such shareholder’s name on the record of shareholders. Except as otherwise provided by law or by the Articles of Incorporation, all matters shall be determined by a majority of the votes cast in favor of or against such action at a meeting of shareholders by the holders of shares entitled to vote thereon, except that directors shall be elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares entitled to vote in the election.

Section 1.08      Proxies. Every shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for such shareholder by proxy. Every proxy must be signed by the shareholder or the shareholder’s attorney-in-fact. No proxy shall be valid after the expiration of eleven months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the shareholder executing it, except as otherwise provided by law.

Section 1.09      Conduct of Business.

(a)    The chairman of any meeting of shareholders shall determine the order of business and the procedures at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The date and time of the opening and closing of the polls for each matter upon which the shareholders will vote at the meeting shall be announced at the meeting.

Section 1.10      Advance Notification of Nomination of Directors and Other Business to be Transacted at Shareholders’ Meetings.

(a)    At any annual meeting of the shareholders, only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the Board of Directors or (ii) by any shareholder of the Corporation who is entitled to vote with respect thereto and who complies with the notice procedures set forth in this Section 1.10. For business to be properly brought before an annual meeting by a shareholder, the business must relate to a proper subject matter for shareholder action and the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholders’ notice shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting of shareholders; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 70 days after such anniversary date then to be timely such notice must be received by the Corporation no earlier than 120 days prior to such annual meeting and no later than the later of 70 days prior to the date of the meeting or the 10th day following the day on which public announcement of the date of the meeting was first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a shareholders’ notice as described above. A shareholder's notice to the Secretary shall set forth as to each matter such shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the shareholder proposing such business, (iii) the class and number of shares of the Corporation's capital stock that are beneficially owned by such shareholder, and (iv) any material interest of such shareholder in such business. Notwithstanding anything in these Bylaws to the contrary, no business shall be brought before or conducted at an annual meeting except in accordance with the provisions of this Section 1.10(a). The officer of the Corporation or other person presiding over the annual meeting shall, if the facts so warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 1.10(a), and if he should so determine, he shall so declare to the meeting and any such business so determined to be not properly brought before the meeting shall not be transacted.

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(b)            At any special meeting of the shareholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the Board of Directors.

(c)            Only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of shareholders at which directors are to be elected only: (i) by or at the direction of the Board of Directors, or (ii) by any shareholder of the Corporation entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Section 1.10(c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the Secretary of the Corporation. To be timely, a shareholders’ notice shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting of shareholders; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 70 days after such anniversary date then to be timely such notice must be received by the Corporation no earlier than 120 days prior to such annual meeting and no later than the later of 70 days prior to the date of the meeting or the 10th day following the day on which public announcement of the date of the meeting was first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a shareholders’ notice as described above. Such shareholder's notice shall set forth: (i) as to each person whom such shareholder proposes to nominate for election or re-election as a director, all information relating to such person that would indicate such person's qualification, and such information that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, regardless of whether the Corporation is then subject to the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (ii) as to the shareholder giving the notice (x) the name and address, as they appear on the Corporation's books, of such shareholder, and (y) the class and number of shares of the Corporation's capital stock that are beneficially owned by such shareholder. At the request of the Board of Directors any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a shareholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the provisions of this Section 1.10(c). The officer of the Corporation or other person presiding at the meeting shall, if the facts so warrant, determine that a nomination was not made in accordance with such provisions and, if he or she shall so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

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Article II.

BOARD OF DIRECTORS

Section 2.01      Number. The number of directors which shall constitute the entire Board of Directors shall be at least one (1), with such precise number as determined by the Board of Directors from time to time.

Election and Term of Directors. Directors shall be elected at the annual meeting of shareholders. The Directors shall be divided into three (3) classes, as nearly equal in number as possible, known as Class 1, Class 2 and Class 3. The initial Directors of Class 1 shall serve until the Third Annual Meeting of Shareholders (three (3) years). At the Third Annual Meeting of Shareholders, the Directors shall be elected for a term of three (3) years, and after the expiration of such term, shall thereafter be elected every three (3) years for three-year terms. The initial directors of Class 2 shall serve until the Second (2nd) Annual Meeting of Shareholders (two (2) years). At the Second (2nd) Annual Meeting of the Shareholders, the Directors of Class 2 shall be elected for a term of three (3) years, and after the expiration of such term, shall thereafter be elected every three (3) years for three (3) year terms. The initial Directors of Class 3 shall serve until the First Annual Meeting of the Shareholders (One (1) year). At the Second Annual Meeting of the Shareholders, the Directors of Class 3 shall be elected for a term of three (3) years, and after the expiration of such term, shall thereafter be elected every three (3) years for three (3) year terms. Each Director shall serve until his/her successor shall have been elected and shall qualify even though his/her term of office, as herein provided, has otherwise expired, except in the event of his/her earlier resignation, removal or disqualification.

Section 2.02      Meetings of the Board. An annual meeting of the Board of Directors shall be held in each year directly after adjournment of the annual meeting of shareholders. Other regular meetings of the Board shall be held at such times as may from time to time be fixed by resolution of the Board. Special meetings of the Board may be held at any time upon the call of the Chief Executive Officer, President or a majority of the Board of Directors. Meetings of the Board of Directors shall be held at such place as from time to time may be fixed by resolution of the Board or by order of the President. If no place is so fixed, meetings of the Board shall be held at the principal office of the Corporation.

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Section 2.03      Notice of Meetings. Notice of regular meetings of the Board of Directors need not be given. Notice of each special meeting shall be (i) mailed to each director, addressed to the address last given by each director to the Secretary or, if none has been given, to the director’s residence or usual place of business, at least three (3) days before the day on which the meeting is to be held, or (ii) shall be sent to the director by facsimile or e-mail or shall be delivered personally or by telephone, at least twenty-four (24) hours before the time the meeting is to be held. Each notice shall state the time and place of the meeting but need not state the purposes thereof except as otherwise expressly provided by applicable law. Notice of any meeting of the Board of Directors may be waived either before, at, or after such meeting in writing signed by each director. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except when the director attends a meeting for the express purposes of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Section 2.04      Quorum and Manner of Acting. At each meeting of the Board of Directors, the presence of a majority of the entire Board shall constitute a quorum for the transaction of business, and the vote of a majority of the directors present at the time of the vote, if a quorum is present at that time, shall be the act of the Board.

Section 2.05      Action without a Meeting. Any action required or permitted to be taken by the Board or any committee thereof may be taken without a meeting if all members of the Board or such committee consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consents thereto by the members of the Board or committee shall be filed with the minutes of the proceedings of the Board or committee.

Section 2.06      Participation in Board Meetings by Video Conference and Other Means. Any one or more members of the Board of Directors or any committee thereof may participate in a meeting of the Board or such committee by means of a video conference or similar communications equipment allowing all persons participating in the meeting to see and hear each other at the same time. Participation by such means shall constitute presence in person at a meeting. At the discretion of the Chairman of the Board of Directors or any committee thereof, members may participate in such meetings by means of a conference telephone allowing all persons participating in the meeting to hear (but not see) each other at the same time.

Section 2.07      Resignation and Removal. Resignation and Removal of a director shall be in accordance with the Corporation’s Articles of Incorporation and the Maryland General Corporation Law.

Section 2.08      Vacancies. Newly created directorships resulting from an increase in the number of directors and vacancies occurring in the Board of Directors for any reason may be filled in accordance with the Corporation’s Articles of Incorporation and the Maryland General Corporation Law. ..

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Section 2.09      Committees of the Board. The Board of Directors by resolution adopted by a majority of the entire Board of Directors, may designate an executive committee and other committees, each consisting of one (1) or more directors. Each committee (including the members thereof) shall serve at the pleasure of the Board of Directors and shall keep minutes of its meetings and report the same to the Board of Directors. The Board may designate one or more directors as alternate members of any committee. Alternate members may replace any absent or disqualified member or members at any meeting of the committee. In addition, in the absence or disqualification of a member of a committee, if no alternate member has been designated by the Board of Directors, the members present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

Section 2.10      Operation of Committees. A majority of all the members of a committee shall constitute a quorum for the transaction of business, and the vote of a majority of all the members of a committee present at a meeting at which a quorum is present shall be the act of the committee. Each committee shall adopt whatever other rules of procedure it determines for the conduct of its activities.

Section 2.11      Compensation of Directors. Each director shall be entitled to receive as compensation for his services as director or for attendance at meetings of the Board of Directors, such amounts (if any) as shall be fixed from time to time by the Board of Directors or shareholders. Each director shall be entitled to reimbursement for reasonable traveling expenses incurred by him in attending any such meeting. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 2.12      Presumption of Assent. A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to such action unless such director announces his or her dissent at the meeting and (a) such director’s dissent is entered in the minutes of the meeting, (b) such director files his or her written dissent to such action with the secretary of the meeting before the adjournment thereof, or (c) such director forwards his or her written dissent within 24 hours after the meeting is adjourned, by certified mail, return receipt requested, bearing a postmark from the United States Postal Service, to the secretary of the meeting or the Secretary of the Corporation. Such right to dissent shall not apply to a director who voted in favor of such action or failed to make his or her dissent known at the meeting.

Article III.

OFFICERS

Section 3.01      Officers Enumerated. The officers of the Corporation may be a President, a Secretary, a Treasurer, and such other officers as the Board of Directors may in its discretion elect. Any two or more offices may be held by the same person.

Section 3.02      Election and Term of Office. All officers shall be elected by the Board of Directors at its first meeting held after the annual election of directors, or as soon thereafter as possible. Any officer may resign by delivering his written resignation to the Corporation at its principal office or to the Chief Executive Officer or President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. Any officer may be removed by the Board of Directors, with or without cause. Unless elected for a lesser term, and subject always to the right of the Board of Directors to remove an officer with or without cause, each officer shall hold office until such officer’s successor has been elected and qualified or until such officer’s death, resignation or removal.

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Section 3.03      The President. The President shall be the chief operating officer of the Corporation and have general charge and supervision of the business of the Corporation. The President shall exercise such other powers and perform such duties as shall be assigned or required of him from time to time by the Board of Directors. In the absence or incapacity of any other officer of the Corporation, the President shall have the authority and may perform the duties of that officer.

Section 3.04      The Secretary. The Secretary (a) shall keep or cause to be kept the minutes of all meetings of the Board of Directors, committees thereof and the shareholders, (b) shall perform like duties for committees of the Board when required, (c) shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and (d) shall have such other authority and perform such other duties as usually pertain to the office or as may be prescribed by the Board of Directors. The Secretary shall keep in safe custody the seal of the Corporation and, when authorized by the Board of Directors or the President, affix the same to any instrument requiring it, and when so affixed, it shall be attested by the signature of the Secretary or Treasurer or other officer of the Corporation. In the absence of the Secretary or any Assistant Secretary at any meeting of shareholders or directors, the person presiding at the meeting shall designate a temporary secretary to keep a record of the meeting.

Section 3.05      The Treasurer. The Treasurer (a) shall have the care and custody of all the moneys and securities of the Corporation, (b) shall keep or cause to be kept complete and accurate books of account of all moneys received and paid on account of the Corporation, (c) shall sign such instruments as require the Treasurer’s signature, and (d) shall have such other authority and perform such other duties as usually pertain to the office or as the Board of Directors may prescribe.

Section 3.06      Assistant Officers. Any Vice President, Assistant Secretary, or Assistant Treasurer elected by the Board of Directors, shall have such other authority and perform such other duties as the Board of Directors may prescribe.

Section 3.07      Appointed Officers. The Board of Directors may delegate to any officer the power to appoint and to remove any subordinate officer, agent, or employee.

Section 3.08      Securities of Other Corporations. Unless otherwise provided by resolution of the Board of Directors, the President may, with respect to any shares of stock or other securities issued by any other corporation or other business organization and held by the Corporation, exercise voting and similar rights on behalf of the Corporation and execute proxies for that purpose. In addition, either such officer may endorse for sale or transfer and may sell or transfer for and on behalf of the Corporation any such stock or other securities and may appoint proxies or attorneys for that purpose.

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Article IV.

SHARES AND THEIR TRANSFER

Section 4.01      Certificates of Stock. Subject to the following sentence, every shareholder shall be entitled to have one or more certificates, in such form as the Board of Directors may from time to time prescribe, representing in the aggregate the number of shares of stock of the Corporation owned by said shareholder, which certificates shall be signed by, or in the name of, the Corporation by the President and by the Treasurer or the Secretary.

In addition, any provisions or terms contained in this Article IV or these Bylaws to the contrary notwithstanding, shares of the Corporation capital stock or other securities duly authorized and issued by the Corporation may be issued in book-entry only form, such that no physical certificates are issued but ownership of such shares is evidenced solely by entries on the records of the Corporation and/or its transfer agent kept for that purpose. Transfers of securities may also be made electronically and evidenced by book-entries only. In lieu of physical certificates, holders of such securities will receive account statements setting forth their ownership from the Corporation or its transfer agent.

Section 4.02      Transfers. Shares of stock of the Corporation shall be transferable on the books of the Corporation by the registered holder thereof in person or by such holder’s duly authorized attorney, but, except as hereinafter provided in the case of loss, destruction, or mutilation of certificates, no transfer of shares shall be entered until the previously issued certificate representing those shares shall have been surrendered and canceled. Except as otherwise required by law, the Corporation shall be entitled to treat the person or entity registered as the holder of shares on its books as the owner thereof for all purposes regardless of any notice or knowledge to the contrary.

Section 4.03      Lost, Destroyed, or Mutilated Certificates. The Corporation may issue a new certificate representing shares of stock of the same tenor and the same number of shares in place of a certificate theretofore issued by it that is alleged to have been lost, stolen, or destroyed; provided, however, that the Board of Directors or the Corporation’s transfer agent may require the owner of the lost, stolen, or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond or indemnity, in form and with one or more sureties satisfactory to the Board, sufficient to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate.

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Article V.

GENERAL

Section 5.01      Seal. The seal of the Corporation, if any, shall be in such form and shall have such content as the Board of Directors shall from time to time determine.

Section 5.02      Fiscal Year. The fiscal year of the Corporation shall be as determined by Resolution of the Board of Directors.

Section 5.03      Biennial Report. The Board of Directors shall cause to be filed with the Maryland Secretary of State each biennial report required by law.

Section 5.04      Indemnity. The Corporation shall indemnify its directors, officers and employees to the fullest extent allowed by law, provided, however, that it shall be within the discretion of the Board of Directors whether to advance any funds in advance of disposition of any action, suit or proceeding, and provided further that nothing in this Section 5.4 shall be deemed to obviate the necessity of the Board of Directors to make any determination that indemnification of any director, officers or employee is proper under the circumstances because he has met the applicable standard of conduct set forth in the Maryland General Corporation Law. Neither the amendment nor the repeal of this Section 5.4, nor the adoption of any provision of these By-Laws or the Articles of Incorporation of the Corporation or any other statute inconsistent with this Section 5.4, shall eliminate or reduce the effect of this Section 5.4 in respect of any acts or omissions occurring prior to such amendment, repeal or adoption of an inconsistent provision.

Article VI.

AMENDMENTS

These By-laws may be made, altered or repealed by the Board, subject to the right of the shareholders to alter or repeal any by-law made by the Board.

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hanover bancorp, inc.

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

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A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1. Election of Directors:

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The 2024 Annual Meeting of Shareholders of Hanover Bancorp, Inc. will be held on
Tuesday, March 5, 2024 at 9:00 A.M. EST, virtually via the internet at meetnow.global/MH6SFZ9.

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Hanover Bancorp, Inc.

Notice of 2024 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — March 5, 2024, 9:00 a.m., Eastern Time

Robert A. Schwartz, with the power of substitution, is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the 2024 Annual Meeting of Shareholders of Hanover Bancorp, Inc. to be held on Tuesday, March 5, 2024, at 9:00 a.m., Eastern Time, or at any postponement or adjournment thereof. The undersigned hereby revokes any proxy previously given to vote at the 2024 Annual Meeting of Shareholders of Hanover Bancorp, Inc.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the proxy will have authority to vote FOR the election of the Board of Directors, FOR the change in our state of incorporation, FOR the adoption of an amendment to the Maryland charter, and FOR ratification of the appointment of Crowe LLP as the Company's independent registered public accountants for the next (2024) fiscal year.

In their discretion, the proxy is authorized to vote upon such other business as may properly come before the 2024 Annual Meeting of Shareholders.

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